As filed with the Securities and Exchange Commission on September 8, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09025
New Covenant Funds
(Exact name of registrant as specified in charter)
200 East Twelfth Street, Jeffersonville, IN 47130
(Address of principal executive offices) (Zip code)
U.S. Bancorp Fund Service, LLC
777 E Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)
414-765-5138
Registrant’s telephone number, including area code
Date of fiscal year end: June 30
Date of reporting period: June 30, 2008

Item 1. Report to Stockholders.

NEW COVENANT MUTUAL FUNDS

ANNUAL REPORT JUNE 30, 2008

...STAND FIRM IN YOUR FAITH, BE COURAGEOUS, BE STRONG.
1 CORINTHIANS 16:13

to our shareholders

NEW COVENANT FUNDS ANNUAL REPORT
Letter to Shareholders

Dear Shareholders:

We are pleased to present this annual report covering the 12-month period between July 1, 2007 and June 30, 2008. The economy slowed considerably but continued to expand, while stocks posted substantial losses. The bond market generated strong gains on the whole, but experienced high levels of volatility.

The economy faced a confluence of headwinds during this fiscal year. Rising defaults on subprime mortgages caused institutions to become much more cautious about lending, leading to a credit and liquidity crunch that slowed the economy. The subprime mortgage crisis also undermined the balance sheets of many large financial institutions, calling into question the health of parts of the financial system. Tighter credit meanwhile exacerbated the recession in the housing market, which saw home prices drop, inventory rise and activity slow during this period.

Prices on energy, food and other commodities surged. A number of factors contributed to the run-up in the cost of raw materials, including powerful demand from China and other developing economies, the conversion of farmland from food-crop production to biofuel production, a weaker dollar, and concerns about commodity supplies due to weather and geopolitical factors. Higher commodities costs led to concerns about higher inflation by the end of the period.

Falling home prices, tighter credit and higher food and energy costs weighed on consumers. Consumers also faced a weaker job market, as corporations expecting slower economic growth reduced their hiring. These factors sent consumer confidence to its lowest point in more than a decade. Nevertheless, consumer spending held up better than many economists had expected—in part due to the federal government’s economic stimulus package—helping the economy avoid contraction.

Other factors buoyed the economy as well. The Federal Reserve reduced its target short-term interest rate eight times during this 12-month period, from 5.25% to 2.00%. The Fed also orchestrated the buyout of troubled securities firm Bear Stearns in order to shore up the health of the financial system. A weaker dollar meanwhile supported strong exports, as U.S. firms’ products and services became more competitive and revenues earned in foreign currencies became more valuable.

The stock market experienced broad declines during the 12 months through June, 2008. The large-cap S&P 500 fell −13.11%, while the Russell 2000 index of small- and mid-cap stocks lost −16.19% and the dollar-denominated MSCI All Country World ex-U.S. Index declined −6.2%.

The financial sector led the stock market’s declines, as investors concerned about the possible repercussions of the subprime crisis and the credit crunch fled financial stocks. Consumer discretionary stocks also suffered, due to the combination of factors crimping consumer spending. Stocks in the energy and materials sectors meanwhile performed well, on the whole, as skyrocketing commodities prices increased profits for firms related to raw materials.

Large stocks generally outperformed smaller stocks. That trend occurred in part because investors favored shares of firms with the ability to generate their own financing—for example, through cash reserves or current revenues—over stocks of companies that relied on borrowing. Larger firms also provided somewhat greater exposure to overseas markets, which offered stronger growth and more-valuable currencies.

Growth stocks held up much better than value stocks during this difficult environment: The Russell 3000 Growth Index, which includes shares of large, medium-sized and small growth-oriented firms, lost −6.38%, while its value-oriented counterpart, the Russell 3000 Value Index, fell −19.02%. Financial stocks, which comprise a large portion of the value index, were the greatest contributor to that benchmark’s declines.

The fixed-income markets posted strong overall returns despite periods of volatility. The Lehman Aggregate Bond Index returned 7.12% for the 12-month period. Investors seeking safety and quality favored Treasury securities, pushing prices up and yields down on Treasury bonds. Investors generally sold other types of bonds—often to shore up balance sheets that were under pressure from write-downs related to the subprime crisis. Still, attractive yields on many non-Treasury issues helped the bonds produce solid total returns for the period.

Corporate bonds were very volatile, as investors worried about the effects of credit downgrades. Yields on short-term bonds fell dramatically, due to the Federal Reserve’s interest-rate cuts and investors’ flight to safety, while longer-term bond yields declined modestly.

The New Covenant Growth Fund

The New Covenant Growth Fund returned −12.61% during the 12-month period through June 30, 2008. That compared to a −13.11% return for the Fund’s benchmark, the Standard & Poor’s 500 Index.1

This Fund takes a core-satellite approach to diversification2: It invests the majority of its assets in a core portfolio and adds satellite portfolios of value, growth and international stocks. The Fund also spreads its assets among small-, mid- and large-cap shares in order to gain exposure to the broad equity market.

Strong performance by the Fund’s large-cap growth and large cap value managers helped the New Covenant Growth Fund outperform its benchmark. Both managers outperformed the S&P 500 as well as their style-specific indexes. Holding a specific allocation to growth stocks also boosted returns relative to the benchmark, as growth shares led the equity markets. Likewise, the Fund’s allocation to foreign stocks, which held up better than the U.S. market during this period, helped the Fund post a smaller decline than the S&P 500.

The Fund’s dedicated allocations to small- and mid-cap stocks reduced its relative performance, as smaller stocks generally trailed larger cap stocks.

The New Covenant Income Fund

The New Covenant Income Fund returned 1.36% during the 12-month period ended June 30, 2008. That compared to a 7.17% return for its primary benchmark, the Lehman Intermediate Aggregate Bond Index and a 7.12% return for the Lehman Aggregate Bond Index.

The Fund lagged its benchmark primarily because of an overweight stake in high-quality mortgage-backed securities and an underweight position in Treasury securities. The Fund’s manager reduced the portfolio’s position in Treasuries after they rallied during 2007, and captured higher yields by shifting more assets to mortgage-backed securities. Investors’ flight to quality caused mortgage-backed bonds to continue trailing Treasuries, however, weighing on relative performance. The overweight position in mortgage bonds did help the Fund generate a strong yield relative to the benchmark as of the end of the period, however.

The New Covenant Balanced Growth Fund

The New Covenant Balanced Growth Fund returned −7.26% during the 12-month period ended June 30, 2008. That compared to a −5.24% return for its primary benchmark, a composite index comprised of a 60% weighting in the S&P 500 and a 40% weighting in the Lehman Intermediate to our shareholders

NEW COVENANT FUNDS ANNUAL REPORT
Letter to Shareholders

Aggregate Bond Index and a −5.25% return for the index comprised of a 60% weighting in the S&P 500 and a 40% weighting in the Lehman Aggregate Bond Index

The Balanced Growth Fund trailed its composite benchmark primarily because of underperformance by the Income Fund, which trailed the Lehman Aggregate Bond Index by nearly six percentage points. As of June 30, 2008, the Fund held an asset allocation of 61% of assets in the New Covenant Growth Fund and 38% in the New Covenant Income Fund.*

The New Covenant Balanced Income Fund

The New Covenant Balanced Income Fund returned −3.95% during the 12-month period ended June 30, 2008. That compared to a −0.15% return for its primary benchmark, a composite index comprised of a 35% weighting in the S&P 500 and a 65% weighting in the Lehman Intermediate Aggregate Bond Index and a −0.17% return for the index comprised of a 35% weighting in the S&P 500 and a 65% weighting in the Lehman Aggregate Bond Index.

The Income Fund trailed its benchmark significantly, detracting from the Balanced Income Fund’s performance relative to the composite index. The Fund as of June 30, 2008 held 36% of its assets in the New Covenant Growth Fund and 61% of its assets in the New Covenant Income Fund.*

We believe that the difficult environment during this fiscal year illustrates the importance of appropriate asset allocation and thorough diversification. An investor who held both stocks and bonds during this period would have significantly outperformed an equity-only investor, as the performance of the New Covenant Balanced Funds indicates. Furthermore, diversification among various sizes and styles of stocks, both in the U.S. and abroad, helped the Funds’ equity allocation hold up better than the narrower S&P 500 benchmark.

Thank you for choosing the New Covenant Funds. We look forward to working with you to attempt to achieve your most important financial objectives over the coming years and decades.

Sincerely,

Anita Clemons
Vice President
Acting Chief Investment Officer
The NCF Investment Department of New Covenant Trust Company, N.A.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.

*	Portfolio composition is subject to change.
1	The Standard & Poor’s 500 (“S&P 500”) Index of stocks is a capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. The Lehman Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the fees or expenses associated with a mutual fund. It is not possible to invest directly in any index.
2	Diversification does not guarantee a profit nor protect against a loss.

Portfolio Allocation as of 6/30/08 (unaudited) (subject to change)

GROWTH FUND:

Percentage of
Security Allocation	Market Value
Information Technology	18.9%
Health Care	17.2%
Financials	14.1%
Industrials	13.9%
Energy	12.3%
Consumer Discretionary	11.5%
Consumer Staples	6.0%
Materials	2.3%
Utilities	2.0%
Telecommunication Services	1.8%

Total	100.0%

INCOME FUND:

Percentage of
Security Allocation	Market Value
Non-Government Agency/Mortgage Backed Securities	40.7%
Government Agency/Mortgage Backed Securities	27.8%
Corporates	23.3%
Asset Backed	4.0%
Treasuries	0.5%
Closed End Investment Companies	1.5%
Cash Equivalents(a)	2.2%

Total	100.0%

BALANCED GROWTH FUND:

Percentage of
Security Allocation	Market Value
New Covenant Growth Fund	60.7%
New Covenant Income Fund	37.6%
Cash Equivalents(a)	1.7%

Total	100.0%

BALANCED INCOME FUND:

Percentage of
Security Allocation	Market Value
New Covenant Income Fund	61.0%
New Covenant Growth Fund	35.9%
Cash Equivalents(a)	3.1%

Total	100.0%

(a)	Includes other assets in excess of liabilities

to our shareholders

 Hypothetical Illustration of a $10,000 Investment

As of June 30, 2008
New Covenant Growth Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Growth Fund[2]	-12.61%	4.84%	8.19%	2.05%
S&P 500 Index	-13.11%	4.40%	7.58%	2.88%

Gross Expense Ratio: 1.34%
Net Expense Ratio: 1.08%

The Gross Expense Ratio is based on the most recent prospectus. The Fund’s Adviser has contractually agreed to limit the fees for the period from July 1, 2007 through June 30, 2008. The Net Expense Ratio is based upon the Gross Expense less the fees waived by the Adviser. Had this waiver not been in effect, the performance would have been lower.

The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund. Investors cannot invest directly in an index.

As of June 30, 2008
New Covenant Income Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Income Fund[2]	1.36%	2.02%	2.39%	4.41%
Lehman Intermediate Aggregate Bond Index	7.17%	4.35%	3.85%	5.62%
Lehman Aggregate Bond Index	7.12%	4.09%	3.85%	5.68%

Gross Expense Ratio: 1.10%
Net Expense Ratio: 0.85%

The Gross Expense Ratio is based on the most recent prospectus. The Fund’s Adviser has contractually agreed to limit the fees for the period from July 1, 2007 through June 30, 2008. The Net Expense Ratio is based upon the Gross Expense less the fees waived by the Adviser. Had this waiver not been in effect, the performance would have been lower.

The Lehman Aggregate Bond Index is representative of intermediate and long-term government investment grade corporate debt securities. The index is unmanaged and does not reflect fees or expenses associated with a mutual fund. The Lehman Intermediate Aggregate Bond index is representative of Intermediate investment grade government and corporate debt securities with maturities of 10 years or less. Investors cannot invest directly in an index.

The investment seeks investment results that correspond to the total return of the Lehman Intermediate Aggregate Bond index. The portfolio normally invests at least 80% of assets, plus borrowings for investment purposes, in a portfolio of investment grade debt securities, rated at least A by Moody’s Investors Service, Inc. or rated at least A by Standard & Poor’s Rating Group, or of comparable quality if unrated, included in the index, derivatives whose economic returns are, by design closely equivalent to the returns of the index or its components and exchange-traded funds.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.

The growth charts above illustrate a hypothetical investment in the Fund versus the appropriate index and represent the reinvestment of dividends and capital gains. The performance of the Fund does not reflect any sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

[1]	Returns shown assume reinvestment of all dividends and distributions.

to our shareholders

[2]	The performance information for all of the New Covenant Funds reflects performance prior to the July 1, 1999 inception date of the Funds. It represents performance records of the private pools previously managed by the Presbyterian Church (U.S.A.) Foundation, the predecessor entity to the Adviser. These private pools had investment objectives and policies in all material respects equivalent to those of the Funds. They were not subject to the requirements of the Investment Company Act of 1940 or the Internal Revenue Code of 1986, which may adversely affect performance results. The performance has been restated to reflect the total expenses of the Funds.

[3]	The Benchmark of the New Covenant Income Fund was changed from the Lehman Aggregate Bond Index to the Lehman Intermediate Aggregate Bond Index on June 1, 2008. The Adviser believes that the Lehman Intermediate Aggregate Bond Index is more highly correlated to the holdings and style of the New Covenant Income Fund.

to our shareholders

 Hypothetical Illustration of a $10,000 Investment

As of June 30, 2008
New Covenant Balanced Growth Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Balanced Growth Fund[2]	-7.26%	3.88%	6.00%	3.41%
Blended S&P 500 Index/Lehman Intermediate Aggregate Bond Index	-5.24%	4.53%	6.21%	4.29%
Blended S&P 500 Index/Lehman Aggregate Bond Index	-5.25%	4.43%	6.22%	4.32%

Gross Expense Ratio: 0.37%
Net Expense Ratio: 0.12%

The Gross Expense Ratio is based on the most recent prospectus. The Fund’s adviser has contractually agreed to limit the fees for the period from July 1, 2007 through June 30, 2008. The Net Expense Ratio is based upon the Gross Expense less the fees waived by the adviser. Had this waiver not been in effect, the performance would have been lower. The Fund expense, inclusive of your pro rata share of fees and expenses incurred by the Growth Fund and Income Fund in which the Balanced Growth Fund invests, is expected to be 1.10% and prior to any expense waivers and reimbursements 1.35%.

The Blended S&P 500 Index/Lehman Aggregate Bond Index is a composite index composed of 60% S&P 500 Index and 40% Lehman Aggregate Bond Index. The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large capitalization stocks representing all major industries. The Lehman Aggregate Bond Index is representative of intermediate and long-term government and investment grad corporate debt securities. The Lehman Intermediate Aggregate Bond Index is representative of intermediate investment grade government and corporate debt securities with maturities of 10 years of less. These indices are unmanaged and do not reflect fees or expenses associate with a mutual fund. Investors cannot invest directly in an index.

As of June 30, 2008
New Covenant Balanced Income Fund

	Average Annual Total Return[1]

	1 Year	3 Year	5 Year	10 Year
New Covenant Balanced Income Fund[2]	-3.95%	3.15%	4.55%	3.85%
Blended S&P 500 Index/Lehman Intermediate Aggregate Bond Index	-0.15%	4.51%	5.27%	4.96%
Blended S&P 500 Index/Lehman Aggregate Bond Index	-0.17%	4.34%	5.28%	5.01%

Gross Expense Ratio: 0.40%
Net Expense Ratio: 0.15%

The Gross Expense Ratio is based on the most recent prospectus. The Fund’s adviser has contractually agreed to limit the fees for the period from July 1, 2007 through June 30, 2008. The Net Expense Ratio is based upon the Gross Expense less the fees waived by the adviser. Had this waiver not been in effect, the performance would have been lower. The Fund expense, inclusive of your pro rata share of fees and expenses incurred by the Growth Fund and Income Fund in which the Balanced Growth Fund invests, is expected to be 1.08% and prior to any expense waivers and reimbursements 1.33%.

The Blended S&P 500 Index/Lehman Aggregate Bond Index is a composite index composed of 35% S&P 500 Index and 65% Lehman Aggregate Bond Index. The S&P 500 Index is a capitalization weighted index that measures the performance of 500 large capitalization stocks representing all major industries. The Lehman Aggregate Bond Index is representative of intermediate and long-term government and investment grad corporate debt securities. The Lehman Intermediate Aggregate Bond Index is representative of intermediate investment grade government and corporate debt securities with maturities of 10 years of less. These indices are unmanaged and do not reflect fees or expenses associate with a mutual fund. Investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. To obtain performance information current to the most recent month end, please call 877-835-4531 or visit our website at www.NewCovenantFunds.com.

The growth charts above illustrate a hypothetical investment in the Fund versus the appropriate index and represent the reinvestment of dividends and capital gains. The performance of the Fund does not reflect any sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

[1]	Returns shown assume reinvestment of all dividends and distributions.

[2]	The performance information for all of the New Covenant Funds reflects performance prior to the July 1, 1999 inception date of the Funds. It represents performance records of the private pools previously managed by the Presbyterian Church (U.S.A.) Foundation, the predecessor entity to the Adviser. These private pools had investment objectives and policies in all material respects equivalent to those of the Funds. They were not subject to the requirements of the Investment Company Act of 1940 or the Internal Revenue Code of 1986, which may adversely affect performance results. The performance has been restated to reflect the total expenses of the Funds.

to our shareholders

[3]	The Benchmark of the New Covenant Balanced Growth Fund was changed from the Blended 60% S&P 500/40% Lehman Aggregate Bond Index to the Blended 60% S&P 500/40% Lehman Intermediate Aggregate Bond Index on June 1, 2008. The Adviser believes that the Blended 60% S&P 500/40% Lehman Intermediate Aggregate Bond Index is more highly correlated to the holdings and style of the New Covenant Balanced Income Fund.

[4]	The Benchmark of the New Covenant Balanced Income Fund was changed from the Blended 35% S&P 500/65% Lehman Aggregate Bond Index to the Blended 35% S&P 500/65% Lehman Intermediate Aggregate Bond Index on June 1, 2008. The Adviser believes that the Blended 35% S&P 500/65% Lehman Intermediate Aggregate Bond Index is more highly correlated to the holdings and style of the New Covenant Balanced Income Fund.

portfolio of investments

NEW COVENANT GROWTH FUND
June 30, 2008

Shares		Value

COMMON STOCKS (98.0%)
	Advertising (0.6%)
325,400	Interpublic Group of Cos., Inc.(a)	$2,798,440
45,400	Omnicom Group, Inc.	2,037,552
11,973	PagesJaunes Groupe Sa(L)	176,256

		5,012,248

	Aerospace & Defense (0.1%)
12,000	BE Aerospace, Inc.(a)	279,480
2,000	Esterline Technologies Corp.(a)(L)	98,520
12,700	Hexcel Corp.(a)(L)	245,110
1,500	Integral Systems, Inc.(L)	58,050
2,070	Teledyne Technologies, Inc.(a)(L)	100,995

		782,155

	Automotive (0.6%)
28,200	BorgWarner, Inc.(L)	1,251,516
6,700	Compagnie Generale des Etablissements Michelin(L)	481,450
42,100	Nissan Motor Co., Ltd.	347,711
4,000	Peugeot SA(L)	217,212
1,320	Porsche AG	203,443
7,700	Suzuki Motor Corp.	182,013
4,520	Tenneco Automotive, Inc.(a)(L)	61,155
140,300	TRW Automotive Holdings Corp.(a)(L)	2,591,341

		5,335,841

	Banks (3.8%)
12,500	Allied Irish Banks PLC	192,851
61,300	Banco Bilbao Vizcaya Argentaria SA	1,174,577
6,500	Banco Santander Central Hispano SA	119,430
41,000	Bank Muscat SA - GDR(a)	766,655
295,829	Bank of America Corp.	7,061,438
81,800	Bank of East Asia Ltd.	444,289
71,900	Bank of New York Mellon Corp.	2,719,977
11,400	Boston Private Financial Holdings, Inc.(L)	64,638
172,000	China Construction Bank Corp.	138,531
4,390	City Holding Co.(L)	178,980
184,600	Commerce Asset Holdings	451,966
17,269	Commercial International Bank	264,776
9,500	Dime Community Bancshares, Inc.(L)	156,845
21,660	East West Bancorp, Inc.(a)(L)	264,630
1,160	First Citizens BancShares, Inc.(L)	161,808
6,500	Frontier Financial Corp.(L)	55,380
231,900	Grupo Financiero Inbursa SA	840,076
17,052	HSBC Holdings PLC	263,482
181,700	Huntington Bancshares, Inc.(L)	1,048,409
248,000	Industrial and Commercial Bank of China - Class H	169,527
9,980	International Bancshares Corp.(L)	213,273
49,756	JPMorgan Chase & Co.	1,707,128
20,400	Lloyds TSB Group PLC	126,268
20,100	Mitsubishi Tokyo Financial Group, Inc.	178,124
113	Mizuho Financial Group, Inc.	527,834
3,300	National Bank of Canada	163,883
3,300	Oriental Financial Group, Inc.(L)	47,058
8,800	Peoples United Financial, Inc.	137,280
2,997	Raiffeisen International Bank Holding(L)	383,012
153,344	Royal Bank of Scotland Group PLC	656,689
4,000	Santander BanCorp	42,440
601	Sberbank - GDR(a)	205,336
2,090	SCBT Financial Corp.(L)	59,690
8,600	Standard Chartered PLC	244,956
85,000	State Street Corp.	5,439,150
139	Sumitomo Mitsui Financial Group, Inc.	1,045,920
74,600	UCBH Holdings, Inc.(L)	167,850
7,280	UMB Financial Corp.(L)	373,246
38,100	Wachovia Corp.(L)	591,693
178,710	Washington Mutual, Inc.(L)	881,041
73,300	Wells Fargo & Co.	1,740,875

		31,471,011

	Chemicals (2.0%)
1,600	Albemarle Corp.	63,856
2,860	CF Industries Holdings, Inc.	437,008
16,900	Eastman Chemical Co.	1,163,734
186	Givaudan AS	166,236
5,561	Israel Chemicals Ltd.	129,577
1,300	Intrepid Potash, Inc.(a)	85,514
20,600	Metabolix, Inc.(a)(L)	201,880
6,400	Methanex Corp.(a)	180,884
41,400	Mosaic Co., Inc.(a)	5,990,580
1,040	OM Group, Inc.(a)(L)	34,102
20,000	Potash Corp of Saskatchewan, Inc.(a)	4,639,992
27,200	Praxair, Inc.	2,563,328
5,900	Rhodia SA(a)	108,870
220,000	Sinofert Holdings Ltd.(L)	170,701
57,000	Sumitomo Chemical Co. Ltd.	359,118
4,280	Terra Industries, Inc.(a)(L)	211,218
1,442	Uralkali - GDR(a)	104,833
4,100	W.R. Grace & Co.(a)(L)	96,309

		16,707,740

	Commercial Services (3.1%)
3,779	Aaron Rents, Inc.	84,385
180,100	Accenture Ltd. - Class A	7,333,672
39,001	Brambles Ltd.	326,401
900	Consolidated Graphics, Inc.(a)	44,343
9,470	CSG Systems International Inc.(a)(L)	104,359
5,470	Dollar Financial Corp.(a)(L)	82,652
6,800	Genpact Ltd(a)(L)	101,456
5,800	ICF International, Inc.(a)(L)	96,396
63,100	Manpower, Inc.	3,674,944
2,000	MAXIMUS, Inc.(L)	69,640
3,700	Msci, Inc.(a)	134,273
1,380	Pre-Paid Legal Services, Inc.(a)(L)	56,056
9,500	Priceline.com, Inc.(a)(L)	1,096,870
11,600	Sapient Corp.(a)(L)	74,472
600	Strayer Education, Inc.(L)	125,442
2,600	SYKES Enterprises, Inc.(a)(L)	49,036
12,800	Visa, Inc., Class A(a)	1,040,768
3,510	Watson Wyatt Worldwide, Inc.(L)	185,644
242,300	Western Union Co.	5,989,656
408,900	Xerox Corp.	5,544,684

		26,215,149

	Computer Services & Software (7.1%)
32,700	3Com Corp.(a)	69,324
37,900	Affiliated Computer Services Inc., Class A(a)	2,027,271
4,280	ANSYS, Inc.(a)(L)	201,674
19,500	Apple Computer, Inc.(a)	3,265,080
83,700	Autodesk, Inc.(a)	2,829,897
47,900	Automatic Data Processing, Inc.	2,007,010
7,030	Avocent Corp.(a)	130,758
3,290	Belden CDT, Inc.(L)	111,465
79,100	BMC Software, Inc.(a)	2,847,600
8,440	Brocade Communications Systems, Inc.(a)	69,545
75,500	Cisco Systems, Inc.(a)	1,756,130
5,100	CMGI, Inc.(a)(L)	54,060
12,500	Commvault Systems, Inc.(a)(L)	208,000
3,670	Earthlink, Inc.(a)(L)	31,746
700	FactSet Research Systems, Inc.(L)	39,452
234,000	Hewlett Packard Co.	10,345,140
29,300	Immersion Corp.(a)(L)	199,533
2,600	Infosys Technologies Ltd - ADR	112,996
41,400	International Business Machines Corp.	4,907,142
86,700	Intuit, Inc.(a)	2,390,319
5,100	Kenexa Corp.(a)(L)	96,084
2,000	Lexmark International, Inc.(a)	66,860
6,100	Longtop Financial Technologies Ltd. - ADR(a)	101,016
9,400	MedAssets, Inc.(a)	160,270

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT GROWTH FUND
June 30, 2008

Shares		Value

COMMON STOCKS (cont.)
	Computer Services & Software (cont.)
396,000	Microsoft Corp.	$10,893,960
900	MicroStrategy, Inc.(a)(L)	58,275
87,700	NetApp, Inc.(a)	1,899,582
37,700	Opentv Corp.(a)(L)	49,387
257,900	Oracle Corp.(a)	5,415,900
11,600	Oracle Corp. Japan(L)	473,024
5,700	Parametric Technology Corp.(a)(L)	95,019
3,330	Progress Software Corp.(a)(L)	85,148
3,700	Radiant Systems, Inc.(a)(L)	39,701
45,000	Red Hats, Inc.(a)	931,050
61,100	Riverbed Technology, Inc.(a)(L)	838,292
7,400	SAP AG	387,511
2,400	Solera Holdings, Inc.(a)	66,384
2,450	SPSS, Inc.(a)(L)	89,107
224,800	Sun Microsystems, Inc.(a)(L)	2,445,824
4,820	Sybase, Inc.(a)(L)	141,804
1,800	Take-Two Interactive Software, Inc.(a)	46,026
24,000	Trend Micro, Inc.	791,072
11,400	United Online, Inc.(L)	114,342
29,000	Wind River Systems, Inc.(a)(L)	315,810

		59,205,590

	Construction & Building Materials (1.5%)
16,600	AGCO Corp.(a)(L)	870,006
26,000	Anhui Conch Cement Co., Ltd., Class H(L)	173,895
4,380	Apogee Enterprises, Inc.(L)	70,781
17,830	Bouygues SA	1,183,539
14,076	Cemex S.A.B. de CV - ADR(a)	347,677
2,750	Ceradyne, Inc.(a)(L)	94,325
92,500	China Railway(a)	130,495
18,000	Chiyoda Corp.(L)	195,621
18,081	CRH PLC	525,980
12,740	Emcor Group, Inc.(a)(L)	363,472
32,400	Foster Wheeler Ltd(a)	2,370,060
5,200	Gibraltar Industries, Inc.(L)	83,044
10,500	Gujarat Ambuja Cements Ltd - ADR	18,536
20,100	Gujarat Ambuja Cements Ltd - GDR(b)	35,778
10,841	Holcim Ltd.	878,168
34,000	Jacobs Engineering Group, Inc.(a)	2,743,800
1,500	Lafarge SA	230,004
2,530	Lennox International, Inc.(L)	73,269
16,667	OJSC LSR Group(a)	256,672
2,562	Orascom Construction Industries - ADR(b)	346,867
1,980	Perini Corp.(a)(L)	65,439
10,455	Persimmon PLC	65,806
35,400	Stanley Works	1,586,982

		12,710,216

	Consumer Products (3.4%)
32,700	Abercrombie & Fitch Co., Class A	2,049,636
2,500	Chattem, Inc.(a)	162,625
71,600	Crocs, Inc.(a)(L)	573,516
1,390	Deckers Outdoor Corp.(a)(L)	193,488
1,100	Energizer Holdings, Inc.(a)	80,399
5,700	Fossil, Inc.(a)(L)	165,699
4,600	Guess ?, Inc.(L)	172,270
5,900	Herman Miller, Inc.(L)	146,851
9,280	Hot Topic, Inc.(a)(L)	50,205
2,900	Inditex SA(L)	133,599
2,790	Jakks Pacific, Inc.(a)(L)	60,961
8,000	Kimball International, Inc.(L)	66,240
126,700	Kimberly-Clark Corp.	7,574,126
12,200	L’OREAL SA(L)	1,327,298
106,360	NIKE, Inc.	6,340,120
2,800	Nintendo Co., Ltd.	1,579,507
3,900	Nu Skin Enterprises, Inc.(L)	58,188
126,000	Peace Mark	87,585
8,200	Phillips-Van Heusen Corp.	300,284
86,922	Procter & Gamble Co.	5,285,727
110,000	Quiksilver, Inc.(a)	1,080,200
6,070	Skechers U.S.A., Inc., Class A(a)(L)	119,943
11,900	Spectrum Brands, Inc.(a)(L)	30,345
2,400	Tupperware Corp.	82,128
5,300	Uni-Charm Corp.	376,842
2,320	Warnaco Group, Inc.(a)(L)	102,242

		28,200,024

	Diversified Operations (1.8%)
1,290	Actuant Corp.(L)	40,441
4,000	Acuity Brands, Inc.(L)	192,320
71,000	BAE Systems	625,784
13,600	Compass Diversified Holdings(L)	155,448
37,700	FPL Group, Inc.	2,472,366
387,200	General Electric Co.	10,334,368
32,700	Martha Stewart Living Omnimedia Inc., Class A(a)(L)	241,980
1,600	McCormick & Co., Inc.	57,056
3,800	Mitsubishi Corp.	125,253
1,900	Rofin-Sinar Technologies, Inc.(a)(L)	57,380
58,000	Sumitomo Corp.	761,972
42,900	Wolseley PLC	321,718

		15,386,086

	Electronics (4.4%)
81,000	Applied Materials, Inc.	1,546,290
4,900	Atmi, Inc.(a)	136,808
35,300	Avnet, Inc.(a)	962,984
1,400	Axsys Technologies, Inc.(a)(L)	72,856
8,000	Benchmark Electronics, Inc.(a)	130,720
18,200	China Digital TV Holdings Co., Ltd. - ADR(a)(L)	253,162
1,630	Cubic Corp.(L)	36,317
7,900	DSP Group, Inc.(a)(L)	55,300
278,800	Duke Energy Corp.	4,845,544
37,000	Edison International	1,901,060
7,600	Elpida Memory, Inc.(a)	243,349
42,900	Emerson Electric Co.	2,121,405
11,800	Emulex Corp.(a)(L)	137,470
11,300	Fanuc Ltd.	1,103,555
408,400	Flextronics International Ltd.(a)	3,838,960
6,700	Fuji Photo Film Co., Ltd.	230,306
6,100	Gentex Corp.	88,084
5,500	Hirose Electric Co., Ltd.	552,149
8,780	Hynix Semiconductor, Inc.(a)	209,837
7,500	Intersil Corp., Class A(L)	182,400
900	Itron, Inc.(a)(L)	88,515
1,000	Keyence Corp.	238,169
65,200	Lam Research Corp.(a)	2,356,980
1,210	LG Electronics, Inc.	137,073
233,000	LSI Corp.(a)(L)	1,430,620
26,000	Matsushita Electric Industrial Co., Ltd.	560,719
23,300	MEMC Electronic Materials, Inc.(a)	1,433,882
4,950	Methode Electronics, Inc.(L)	51,727
3,920	MKS Instruments, Inc.(a)(L)	85,848
3,100	Multi-Fineline Electronix, Inc.(a)(L)	85,777
11,100	Murata Manufacturing Co., Ltd.	522,673
2,800	Novellus Systems, Inc.(a)(L)	59,332
6,580	OmniVision Technologies, Inc.(a)(L)	79,552
2,080	Plexus Corp.(a)(L)	57,574
193,500	RF Micro Devices, Inc.(a)(L)	561,150
1,138	Samsung Electronics Co., Ltd.	679,939
2,634	Samsung Electronics Co., Ltd. - GDR	776,371
86,100	Seagate Technology	1,647,093
10,800	Silicon Image, Inc.(a)(L)	78,300
1,500	Synopsis, Inc.(a)	35,865
146,720	Taiwan Semiconductor - ADR(a)	1,600,715
14,300	Teradyne, Inc.(a)	158,301
105,800	Texas Instruments, Inc.	2,979,328
11,800	Tokyo Electron Ltd.	680,096

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT GROWTH FUND
June 30, 2008

Shares		Value

COMMON STOCKS (cont.)
	Electronics (cont.)
92,000	Toshiba Corp.	$678,401
12,100	Trident Microsystems, Inc.(a)	44,165
56,100	Triquint Semiconductor, Inc.(a)(L)	339,966
11,660	TTM Technologies, Inc.(a)(L)	154,029
3,100	Ultralife Batteries, Inc.(a)(L)	33,139
7,390	Varian Semiconductor Equipment Associates, Inc.(a)(L)	257,320
3,390	Yamada Denki Co., Ltd.	241,356

		36,782,531

	Energy (4.0%)
172,000	AES Corp.(a)	3,304,120
1,800	Alpha Natural Resources, Inc.(a)(L)	187,722
2,300	Avista Corp.	49,358
69,100	Banpu Public Co., Inc.	1,101,158
121,500	China Shenhua Energy Co., Ltd.	476,822
2,000	Cleco Corp.(L)	46,660
15,872	Companhia Energetica De Minas(a)	384,942
135,200	El Paso Corp.	2,939,248
1,900	Electricite De France	180,505
22,300	Enersis SA - ADR	347,434
34,900	Entergy Corp.	4,204,752
53,500	Evergreen Solar, Inc.(a)(L)	518,415
61,774	Exelon Corp.	5,557,189
27,300	FirstEnergy Corp.	2,247,609
5,400	Headwaters, Inc.(a)(L)	63,558
51,600	McDermott International, Inc.(a)	3,193,524
18,900	National Grid PLC	248,650
1,800	Ormat Technologies, Inc.(L)	88,524
35,200	Public Service Enterprise Group, Inc.	1,616,736
14,200	Scottish & Southern Energy PLC	396,825
123,300	Spectra Energy Corp.	3,543,642
9,100	Suncor Energy, Inc.(a)	528,312
7,300	SunPower Corp., Class A(a)(L)	525,454
4,400	Suntech Power Holdings Co., Ltd - ADR(a)(L)	164,824
7,700	Superior Energy Services, Inc.(a)	424,578
74,400	Xcel Energy, Inc.	1,493,208

		33,833,769

	Entertainment (1.0%)
4,410	NetFlix, Inc.(a)(L)	114,969
17,500	Royal Caribbean Cruises Ltd.(L)	393,225
256,500	The Walt Disney Co.	8,002,800

		8,510,994

	Financial Services (4.9%)
4,100	Affiliated Managers Group, Inc.(a)	369,246
22,400	Alliance & Leicester	131,620
12,400	Anworth Mortgage Asset Corp.	80,724
44,200	Blackstone Group LP	804,882
20,300	BNP Paribas SA	1,839,062
22,000	Bovespa Holding Sa	273,096
81,100	Capital One Financial Corp.(L)	3,082,611
3,000	CapitalSource, Inc.(L)	33,240
7,200	Capstead Mortgage Corp.(L)	78,120
104,476	Citigroup, Inc.	1,751,018
3,300	CME Group, Inc.	1,264,527
13,800	Comerica, Inc.(L)	353,694
73,000	Credit Suisse Group - ADR(L)	3,307,630
2,880	Deluxe Corp.(L)	51,321
2,672	Douglas Emmett, Inc.(L)	58,704
3,000	FCStone Group, Inc.(a)	83,790
4,400	Fortis(a)	69
8,500	Fortis - Strip	136,104
6,100	GLG Partners, Inc.	47,580
5,600	Greenhill & Co., Inc.(L)	301,616
3,600	Groupe Danone	252,795
13,900	Hercules Technology Growth Capital, Inc.(L)	124,127
26,979	ING Groep NV(L)	860,377
5,500	IntercontinentalExchange, Inc.(a)	627,000
112,700	Invesco Ltd.	2,702,546
16,000	Irish Life & Permanent PLC	166,514
90,600	Lehman Brothers Holdings, Inc.(L)	1,794,786
3,432	Macquarie Group Ltd.(L)	160,030
71,100	MF Global Ltd(a)(L)	448,641
17,500	MFA Mortgage Investments, Inc.(L)	114,100
400	Morningstar, Inc.(a)(L)	28,812
468,500	National City Corp.(L)	2,234,745
1,800	Net 1 UEPS Technologies, Inc.(a)(L)	43,740
100,500	Nomura Holdings, Inc.	1,488,784
20,900	Och-Ziff Capital Management Group LLC	397,309
5,700	Onex Corp.	167,864
13,120	ORIX Corp.	1,876,845
52,700	Paychex, Inc.	1,648,456
3,300	Pennantpark Invt Corp.(L)	23,793
4,600	SVB Financial Group(a)(L)	221,306
34,860	Goldman Sachs Group, Inc.	6,097,014
3,361	Thinkorswim Group, Inc.(a)(L)	23,695
25,357	UBS AG(a)	532,186
151,400	US Bancorp	4,222,546
7,600	Waddell & Reed Financial, Inc., Class A(L)	266,076
9,100	Zions Bancorporation(L)	286,559

		40,859,300

	Food & Beverages (3.3%)
31,700	Bunge Ltd.(L)	3,413,773
900	Central European Distribution Corp.(a)(L)	66,735
2,000	Chiquita Brands International, Inc.(a)(L)	30,340
27,600	Coca-Cola Co.	1,434,648
5,900	Diamond Foods, Inc.(L)	135,936
121,100	Host Marriott Corp.	1,653,015
71,900	Kroger Co.	2,075,753
230	Lindt & Spruengli AG	635,143
27,000	Nestle SA	1,220,028
80,200	Pepsi Bottling Group, Inc.	2,239,184
124,800	PepsiCo, Inc.	7,936,032
129,000	Premier Foods PLC(a)	244,742
70,900	Supervalu, Inc.	2,190,101
96,600	Unilever NV - ADR	2,743,440
24,200	Unilever NV	686,976
7,950	Unilever PLC	226,283
62,000	Wilmar Int’l Ltd	230,583
17,579	Woolworths Ltd.	412,036

		27,574,748

	Forest Products & Paper (0.0%)
16,600	Domtar Corp.(a)(L)	90,470
319,000	Nine Dragons Paper Holdings Ltd.	248,744

		339,214

	Health Care Services (3.0%)
24,100	Aetna, Inc.	976,773
4,630	Amerigroup Corp.(a)(L)	96,304
166,200	Bristol-Myers Squibb Co.	3,412,086
3,140	Corvel Corp.(a)(L)	106,352
50,450	Coventry Health Care, Inc.(a)	1,534,689
5,600	Emergency Medical Services Corp.(a)	126,728
26,400	Express Scripts, Inc., Class A(a)	1,655,808
3,500	HealthSpring, Inc.(a)(L)	59,080
3,200	Henry Schein, Inc.(a)	165,024
7,960	LifePoint Hospitals, Inc.(a)(L)	225,268
75,500	McKesson Corp.	4,221,205
2,000	Millipore Corp.(a)	135,720
3,600	Owens & Minor, Inc.(L)	164,484
5,500	Psychiatric Solutions, Inc.(a)(L)	208,120
48,700	Quest Diagnostics, Inc.	2,360,489
3,230	RehabCare Group, Inc.(a)(L)	51,777
31,400	Stryker Corp.	1,974,432
2,700	Synthes, Inc.	372,140

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT GROWTH FUND
June 30, 2008

Shares		Value

COMMON STOCKS (cont.)
	Health Care Services (cont.)
6,400	TranS1, Inc.(a)	$96,448
132,720	UnitedHealth Group, Inc.	3,483,900
17,100	Universal Health Services, Inc.(L)	1,081,062
46,000	Varian Medical Systems, Inc.(a)	2,385,100

		24,892,989

	Insurance (5.5%)
72,600	Ace Ltd.	3,999,534
8,074	Aegon NV	106,948
86,600	AFLAC, Inc.	5,438,480
4,500	Allianz AG	792,817
2,110	Allied World Assurance Co. Holdings Ltd.	83,598
83,379	American International Group, Inc.	2,206,208
16,970	Amerisafe, Inc.(a)(L)	270,502
57,000	Aon Corp.	2,618,580
23,120	Arch Capital Group Ltd.(a)	1,533,318
1,401	Argo Group International Holdings Ltd.(a)(L)	47,018
54,100	Assurant, Inc.	3,568,436
13,684	AXA	406,336
78,500	Axis Capital Holdings Ltd.(L)	2,340,085
94,600	CIGNA Corp.	3,347,894
24,000	Hartford Financial Services Group, Inc.	1,549,680
6,200	Manulife Financial Corp.(a)	216,821
93,300	Marsh & McLennan Cos., Inc.	2,477,115
8,480	Max Re Capital Ltd.(L)	180,878
43,300	Metlife, Inc.	2,284,941
19,600	Millea Holdings, Inc.	764,176
4,240	ProAssurance Corp.(a)(L)	203,986
51,600	Reinsurance Group of America, Inc.(L)	2,245,632
5,800	Sun Life Financial Services, Inc.(a)	238,609
10,635	Swiss Re	708,445
69,739	The Travelers Cos., Inc.	3,026,673
255,300	UnumProvident Corp.	5,220,885

		45,877,595

	Internet (1.1%)
5,000	Alibaba.com Ltd.(a)(b)(L)	7,054
4,400	Blue Nile, Inc.(a)(L)	187,088
45,000	Expedia, Inc.(a)	827,100
13,000	Giant Interactive Group, Inc. - ADR(a)(L)	157,560
2,600	Google, Inc., Class A(a)	1,368,692
12,100	GSI Commerce, Inc.(a)	164,923
3,850	J2 Global Communications, Inc.(a)(L)	88,550
700	NHN Corp.(a)	122,126
91,900	Softbank Corp.	1,549,192
158,600	Symantec Corp.(a)	3,068,910
47,600	VeriSign, Inc.(a)	1,799,280
3,000	Website Pros, Inc.(a)	24,990

		9,365,465

	Lodging (0.2%)
2,400	Lasalle Hotel Properties(L)	60,312
108,000	Shangri-La Asia Ltd.	252,089
92,660	Sunstone Hotel Investors Inc.(L)	1,538,156

		1,850,557

	Machinery & Equipment (0.8%)
1,200	Colfax Corp.(a)	30,108
57,700	Deere & Co.	4,161,901
1,300	Gardner Denver, Inc.(a)	73,840
2,580	Graco, Inc.(L)	98,221
50,220	Manitowoc Co., Inc.(L)	1,633,657
3,354	Schneider SA	362,310
4,900	SMC Corp.	536,676
2,400	Tecumseh Products Co., Class A(a)(L)	78,672

		6,975,385

	Manufacturing (4.8%)
1,820	A.O. Smith Corp.(L)	59,751
5,850	Applied Industrial Tech, Inc.(L)	141,395
13,100	Assa Abloy AB, Class B	189,785
20,900	Church & Dwight Co., Inc.(L)	1,177,715
30,000	Cummins, Inc.	1,965,600
58,200	Danaher Corp.	4,498,860
30,300	Dover Corp.	1,465,611
4,830	Enpro Industries, Inc.(a)(L)	180,352
13,750	Graftech International Ltd.(a)	368,912
3,210	Greif, Inc., Class A(L)	205,536
12,130	Hankook Tire Co., Ltd.	168,722
107,700	Honeywell International, Inc.	5,415,156
24,700	Illinois Tool Works, Inc.	1,173,497
29,200	ITT Industries, Inc.	1,849,236
4,400	Kaydon Corp.(L)	226,204
400	Lindsay Manufacturing Co.(L)	33,988
940	NACCO Industries, Inc.(L)	69,889
29,900	Owens-Illinois, Inc.(a)	1,246,531
92,550	Parker Hannifin Corp.	6,600,666
41,000	Precision Castparts Corp.	3,951,170
2,180	Robbins & Myers, Inc.(L)	108,717
56,070	Skyworks Solutions, Inc.(a)(L)	553,411
29,000	Sumitomo Metal Industries, Ltd.	127,542
3,070	Sun Hydraulics Corp.(L)	99,069
7,396	Tmk-GDR Reg S(a)(L)	291,254
11,230	Trimas Corp.(a)(L)	67,268
40,300	United States Steel Corp.	7,446,634

		39,682,471

	Media (2.3%)
170,500	Comcast Corp., Class A	3,234,385
125,900	DIRECTV Group, Inc.(a)	3,262,069
55,700	Dish Network Corp.(a)	1,630,896
4,300	Focus Media Hldg Ltd - ADR(a)	119,196
24,700	Rhi Entmt Inc(a)	320,853
3,500	Scholastic Corp.(a)(L)	100,310
9,900	Shaw Communications(a)	202,136
30,000	McGraw-Hill Cos., Inc.	1,203,600
5,473	Washington Post Co., Class B	3,212,104
232,600	Time Warner, Inc.	3,442,480
6,300	Valassis Communications, Inc.(a)(L)	78,876
63,900	Viacom, Inc., Class B(a)	1,951,506
11,500	Vivendi SA	436,360
38,800	Yell Group PLC	54,485

		19,249,256

	Medical (4.8%)
45,200	Affymetrix, Inc.(a)	465,108
15,000	Alcon, Inc.	2,441,850
174,700	Alkermes, Inc.(a)(L)	2,159,292
33,600	Allergan, Inc.	1,748,880
21,800	American Oriental Bioengineering, Inc.(a)(L)	215,166
61,600	Amgen, Inc.(a)	2,905,056
2,800	AmSurg Corp.(a)(L)	68,180
9,030	Applera Corp - Celera Genomics Group(a)(L)	102,581
16,500	Arthrocare Corp.(a)(L)	673,365
28,700	Baxter International, Inc.	1,835,078
267,000	Boston Scientific Corp.(a)	3,281,430
69,700	Bruker Corp.(a)(L)	895,645
25,700	C.R. Bard, Inc.	2,260,315
83,100	Cell Genesys, Inc.(a)(L)	216,060
2,080	Conmed Corp.(a)(L)	55,224
1,800	Cooper Cos., Inc.	66,870
18,000	Hologic, Inc.(a)(L)	392,400
30,000	Hoya Corp.	693,601
3,400	InterMune, Inc.(a)(L)	44,608
9,690	Invacare Corp.(L)	198,064
46,200	Johnson & Johnson, Inc.	2,972,508
800	Kendle International, Inc.(a)(L)	29,064
34,600	Kinetic Concepts, Inc.(a)(L)	1,380,886
98,000	Medtronic, Inc.	5,071,500

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT GROWTH FUND
June 30, 2008

Shares		Value

COMMON STOCKS (cont.)
	Medical (cont.)
54,000	Patterson Co., Inc.(a)(L)	$1,587,060
2,600	PerkinElmer, Inc.	72,410
14,400	Sanofi-Synthelabo SA	961,980
217,700	Schering-Plough Corporation	4,286,513
6,500	Symmetry Medical, Inc.(a)(L)	105,430
7,400	Triple-S Management Corp., Class B(a)	120,990
73,000	Vertex Pharmaceuticals, Inc.(a)(L)	2,443,310

		39,750,424

	Metals & Mining (3.1%)
2,700	AngloGold Ashanti	92,707
3,900	AngloGold Ashanti Ltd. - ADR	132,366
79,300	Barrick Gold Corp.	3,608,150
16,300	BHP Billiton PLC	623,364
700	Bucyrus International, Inc. - Class A(L)	51,114
11,400	Cameco Corp.(a)	489,673
910	Century Aluminum Co.(a)(L)	60,506
29,300	Cleveland-Cliffs, Inc.	3,492,267
5,850	Commercial Metals Co.	220,545
6,700	Dynamic Materials Corp.(L)	220,765
900	Evraz Group SA — GDR	104,850
42,400	Freeport-McMoRan Copper & Gold, Inc. Class B(L)	4,968,856
39,303	Harmony Gold Mining Co.(a)(L)	476,856
17,000	Harmony Gold Mining Co., Ltd. - ADR(a)(L)	208,250
31,500	Indo Tambangraya Mega PT(a)	114,965
2,660	Ini Steel Co.	200,380
8,000	MMC Norilsk Nickel - ADR	201,600
1,980	Mueller Industries, Inc.(L)	63,756
1,043	New World Resources Bv-w/i(a)	36,979
14,373	Newcrest Mining Ltd.	403,717
55,300	Newmont Mining Corp.	2,884,448
28,900	Nucor Corp.	2,157,963
5,500	Rautaruukki Oyj	251,645
10,200	Repsol YPF SA	401,968
7,500	Rio Tinto PLC	897,670
13,500	Southern Copper Corp.	1,439,505
3,200	Tenaris SA - ADR	238,400
15,100	Titanium Metals Corp.(L)	211,249
3,000	Usinas Siderurgics de Minas Gerais SA	147,838
1,754	Vallourec SA	615,587
1,100	Walter Industries, Inc.	119,647
5,600	Xstrata PLC	448,848

		25,586,434

	Oil & Gas (11.9%)
2,796	Air Liquide SA	369,237
1,300	Arena Resources, Inc.(a)	68,666
5,300	Atwood Oceanics, Inc.(a)	659,002
88,657	BP PLC	1,029,961
6,300	Cairn Energy PLC(a)	405,946
21,800	Canadian Natural Resources Ltd.(a)	2,155,842
81,692	ChevronTexaco Corp.	8,098,128
1,800	Complete Production Services(a)(L)	65,556
900	Comstock Resources, Inc.(a)	75,987
94,538	ConocoPhillips	8,923,442
2,900	Continental Resources, Inc.(a)(L)	201,028
4,410	Delek US Holdings, Inc.(L)	40,616
18,500	EnCana Corp.(a)	1,693,792
17,000	EOG Resources, Inc.	2,230,400
3,900	Exco Resources, Inc.(a)(L)	143,949
190,400	Exxon Mobil Corp.	16,779,952
2,300	FMC Technologies, Inc.(a)	176,939
2,300	Frontier Oil Corp.(L)	54,993
20,100	Gazprom - ADR(a)	1,163,790
131,200	Halliburton Co.(L)	6,962,784
10,300	Helix Energy Solutions Group, Inc.(a)	428,892
12,900	Hercules Offshore, Inc.(a)	490,458
49,100	Hess Corp.	6,195,929
4,900	Inmet Mining Corp.	325,225
29	Inpex Holdings, Inc.	365,965
199,375	IOI Corp. Berhad(a)	454,581
7,000	JGC Corp.	137,778
110,600	Marathon Oil Corp.	5,736,822
8,800	Mariner Energy, Inc.(a)(L)	325,336
27,500	Meridian Resource Corp.(a)(L)	81,125
28,400	Noble Corp.	1,844,864
21,700	Noble Energy, Inc.	2,182,152
22,800	OAO Gazprom - ADR(a)	1,322,400
43,733	OAO Rosneft Oil Co. - ADR(a)	507,303
80,800	Occidental Petroleum Corp.	7,260,688
2,760	Oil States International, Inc.(a)(L)	175,094
9,600	Petroleo Brasileiro SA - ADR	679,968
6,763	Petroplus Holdings(a)	363,456
11,570	Petroquest Energy, Inc.(a)(L)	311,233
8,570	Pioneer Drilling Co.(a)(L)	161,202
36,400	Pioneer Natural Resources Co.	2,849,392
4,800	Polski Koncern Naftowy Orlen SA - ADR(a)	154,095
35,751	Royal Dutch Shell, Class A	1,471,097
39,700	Royal Dutch Shell - ADR	3,243,887
5,800	Sasol Ltd.	341,481
29,800	Schlumberger Ltd.	3,201,414
12,800	SeaDrill Ltd.(a)	391,424
5,000	St. Mary Land & Exploration Co.(L)	323,200
3,330	Stone Energy Corp.(a)	219,480
4,930	Swift Energy Co.(a)(L)	325,676
14,700	Tesoro Petroleum Corp.(L)	290,619
3,900	Total SA	332,809
3,729	Trico Marine Services, Inc.(a)(L)	135,810
69,030	UGI Corp.	1,981,851
3,420	Union Drilling, Inc.(a)(L)	74,146
18,500	Vaalco Energy, Inc.(a)(L)	156,695
1,400	Whiting Petroleum Corp.(a)	148,512
3,869	Woodside Petroleum Ltd.	250,360
45,500	XTO Energy, Inc.	3,117,205

		99,659,634

	Pharmaceuticals (5.3%)
26,500	Abbott Laboratories	1,403,705
44,400	Amylin Pharmaceuticals, Inc.(a)(L)	1,127,316
12,740	Arena Pharmaceuticals, Inc.(a)(L)	66,121
13,350	Astrazeneca PLC	568,450
14,800	Bare Escentuals, Inc.(a)(L)	277,204
91,200	Barr Pharmaceuticals, Inc.(a)(L)	4,111,296
6,800	Bayer AG	572,359
49,700	Cardinal Health, Inc.	2,563,526
34,440	Cephalon, Inc.(a)(L)	2,296,804
49,800	Cubist Pharmaceuticals, Inc.(a)	889,428
49,880	CV Therapeutics, Inc.(a)(L)	410,512
32,400	Cytokinetics, Inc.(a)(L)	120,204
106,700	Eli Lilly & Co.	4,925,272
8,400	Exelixis, Inc.(a)(L)	42,000
68,200	Forest Laboratories, Inc.(a)	2,369,268
71,500	Gilead Sciences, Inc.(a)	3,785,925
9,180	Human Genome Sciences, Inc.(a)(L)	47,828
22,490	Incyte Pharmaceuticals, Inc.(a)(L)	171,149
114,400	Medarex, Inc.(a)(L)	756,184
4,900	Medicines Co.(a)(L)	97,118
8,400	Medicis Pharmaceutical Corp., Class A(L)	174,552
79,600	Merck & Co., Inc.	3,000,124
6,200	Mylan(L)	74,834
5,698	Novartis AG	313,751
6,200	Novo Nordisk A/S, Class B(L)	405,776
10,930	NPS Pharmaceuticals, Inc.(a)(L)	48,638
2,500	Par Pharmaceutical Cos., Inc.(a)(L)	40,575
3,290	Perrigo Co.(L)	104,524
310,915	Pfizer, Inc.	5,431,685

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT GROWTH FUND
June 30, 2008

Shares		Value

COMMON STOCKS (cont.)
	Pharmaceuticals (cont.)
4,200	Progenics Pharmaceuticals, Inc.(a)(L)	$66,654
18,052	Ranbaxy Laboratories Ltd.(a)	221,137
11,100	Regeneron Pharmaceuticals, Inc.(a)(L)	160,284
8,790	Rigel Pharmaceuticals, Inc.(a)(L)	199,181
6,545	Roche Holding AG	1,178,875
4,300	Salix Pharmaceuticals Ltd.(a)(L)	30,229
4,900	Teva Pharmaceutical Industries Ltd.	224,420
52,100	Watson Pharmaceuticals, Inc.(a)	1,415,557
85,300	Wyeth	4,090,988
17,560	Zymogenetics, Inc.(a)(L)	147,855

		43,931,308

	Real Estate (0.2%)
2,980	American Campus Communities, Inc.(L)	82,963
404,000	China Overseas Land & Investment Ltd.	638,338
3,900	Glimcher Realty Trust(L)	43,602
8,529	Hypo Real Estate Holdings(L)	240,102
30,500	Kerry Properties Ltd.	160,181
78,600	Meruelo Maddux Properties, Inc.(a)(L)	171,348
6,200	National Retail Properties, Inc.(L)	129,580
8,510	Resource Capital Corp.(L)	61,357
136,000	SP Setia Berhad	122,369
7,000	Sumitomo Realty & Development Co. Ltd.	139,097

		1,788,937

	Restaurants (0.1%)
3,500	Bob Evans Farms, Inc.(L)	100,100
1,970	CBRL Group, Inc.(L)	48,285
1,900	CEC Entertainment, Inc.(a)(L)	53,219
5,400	Chipotle Mexican Grill, Inc., Class A(a)(L)	446,148
3,400	P.F. Chang’s China Bistro, Inc.(a)(L)	75,956
6,700	The Cheesecake Factory(a)(L)	106,597

		830,305

	Retail (4.4%)
110,000	Aeon Co Ltd	1,358,101
5,880	Aeropostale, Inc.(a)(L)	184,220
100,400	BJ’s Wholesale Club, Inc.(a)(L)	3,885,480
4,460	Brown Shoe Co., Inc.(L)	60,433
3,100	Carrefour SA	175,514
3,600	Casey’s General Stores, Inc.(L)	83,412
2,100	Charlotte Russe Holding, Inc.(a)(L)	37,296
51,300	Chico’s FAS, Inc.(a)(L)	275,481
24,000	Citizen Watch	182,851
12,766	Compagnie Financiere Richemont AG	711,062
50,100	Costco Wholesale Corp.	3,514,014
3,100	Dick’s Sporting Goods, Inc.(a)(L)	54,994
1,880	Dollar Tree, Inc.(a)	61,457
23,400	GameStop Corp.(a)	945,360
201,600	Gap, Inc.	3,360,672
476,000	GOME Electrical Appliances Holdings, Ltd.(a)(L)	225,875
12,900	J Crew Group, Inc.(a)(L)	425,829
100,600	Lowe’s Cos., Inc.	2,087,450
5,100	Lululemon Athletica, Inc.(a)(L)	148,206
11,900	Magnit Ojsc-spon GDR(a)	138,040
23,400	Marks & Spencer PLC	153,110
1,900	Regis Corp.	50,065
3,500	Rent-A-Center, Inc.(a)(L)	71,995
6,700	Rush Enterprises, Inc. - Class A(a)(L)	80,467
2,800	Shimamura Co. Ltd.	172,454
5,800	Shoppers Drug Mart Corp.	317,899
81,400	Staples, Inc.	1,933,250
95,500	Tesco PLC	702,483
6,200	Tiffany & Co.(L)	252,650
79,700	TJX Cos., Inc.	2,508,159
10,900	Urban Outfitters, Inc.(a)(L)	339,971
88,000	Walgreen Co.	2,860,880
35,100	Walmart De Mexico SA	139,133
155,600	Wal-Mart Stores, Inc.	8,744,720
14,900	Whole Foods Market, Inc.(L)	352,981
6,200	Williams-Sonoma, Inc.(L)	123,008

		36,718,972

	Schools (0.6%)
113,200	Apollo Group, Inc., Class A(a)	5,010,232
2,360	Devry, Inc.(L)	126,543
2,320	ITT Educational Services, Inc.(a)(L)	191,702

		5,328,477

	Technology (1.5%)
19,700	Canon, Inc.	1,012,968
1,920	CommScope, Inc.(a)(L)	101,319
139,000	Ingram Micro, Inc.(a)	2,467,250
320,690	Intel Corp.	6,888,421
2,610	JDA Software Group, Inc.(a)	47,241
23,800	United Technologies Corp.	1,468,460
19,600	Universal Display Corp.(a)(L)	241,472

		12,227,131

	Telecommunications (4.4%)
27,900	America Movil SA, Series L - ADR	1,471,725
7,070	Arris Group, Inc.(a)	59,742
334,547	AT&T, Inc.	11,270,888
62,000	CenturyTel, Inc.	2,206,580
31,400	Clearwire Corp., Class A(a)(L)	406,944
7,290	Consolidated Communications Holdings, Inc.(L)	108,548
117,200	Corning, Inc.	2,701,460
19,600	Embarq Corp.	926,492
2,800	EMS Technologies, Inc.(a)(L)	61,152
4,190	Encore Wire Corp.(L)	88,786
4,600	Mobile Telesystems - ADR(a)	352,406
7,600	Mobinil	230,546
250	Motorola, Inc.	1,835
17,400	MTN Group Ltd	276,667
15,000	NII Holdings, Inc.(a)	712,350
900	NTELOS Holding Corp.(L)	22,833
69	NTT DoCoMo, Inc.	101,370
1,600	Orascom Telecom - ADR	102,948
6,900	Orascom Telecom Holding	441,600
60,800	Polycom, Inc.(a)	1,481,088
139,300	Qualcomm, Inc.	6,180,741
2,400	Research In Motion(a)	281,706
21,400	Royal KPN NV	367,258
2,100	SBA Communications Corp.(a)	75,621
5,400	SES Global	134,758
140,575	Singapore Telecommunications Ltd.(b)	374,026
517	Swisscom AG	172,451
17,600	Telefonaktiebolaget LM Ericsson - ADR(L)	183,040
112,600	Telefonaktiebolaget LM Ericsson - Class B	1,174,153
9,203	Telefonica de Espana	244,587
29,200	Telefonos de Mexico SA - ADR(L)	691,456
910,000	Telekomunikasi Indonesia(a)	720,499
25,300	Telenor ASA	475,878
22,500	TeliaSonera AB(L)	166,627
78,300	Telmex Internacional Sab-l(a)	63,699
53,900	Telmex Internacional Sab De Cv Spons Adr Sr L - ADR(a)(L)	867,790
75,000	Telstra Corp., Ltd.	304,852
128,700	Tim Participacoes SA	366,086
18,200	Turk Telekomunikasyon(a)	61,276
7,000	Turkcell Iletisim Hizmet AS - ADR	101,850
14,700	Verizon Communications, Inc.	520,380
21,000	Virgin Mobile USA, Inc., Class A(a)	57,750
110,784	Vodafone Group PLC	329,119

		36,941,563

	Transportation (1.8%)
26,000	Burlington Northern Santa Fe Corp.	2,597,140
17,200	C H Robinson Worldwide, Inc.	943,248
35	East Japan Railway Co.	285,116

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT GROWTH FUND
June 30, 2008

Shares or
Principal Amount		Value

COMMON STOCKS (cont.)
	Transportation (cont.)
29,200	Expeditors International of Washington, Inc.	$1,255,600
42,000	Hankyu Holdings, Inc.(L)	176,409
3,910	HUB Group, Inc., Class A(a)	133,448
2,100	J.B. Hunt Transport Services, Inc.(L)	69,888
2,830	Landstar System, Inc.	156,272
17,000	Mitsui O.S.K. Lines Ltd.	242,228
700	Overseas Shipholding Group, Inc.(L)	55,664
18,950	Ryder System, Inc.	1,305,276
4,220	Skywest, Inc.(L)	53,383
205,400	Southwest Airlines Co.	2,678,416
15,815	Veolia Environnement	887,188
120,200	Werner Enterprises, Inc.(L)	2,233,316
69,000	Yamato Holdings Co., Ltd.	963,018
60,900	YRC Worldwide, Inc.(a)(L)	905,583

		14,941,193

	Waste Management (0.6%)
7,700	Darling International, Inc.(a)	127,204
128,200	Waste Management, Inc.	4,834,422

		4,961,626

	Total Common Stocks
	(Cost $765,127,534)	819,486,338

CORPORATE BOND (0.1%)
$707,000	Suzlon Energy Ltd. (0.00%), 06/12/2012	713,750

	Total Corporate Bond
	(Cost $750,981)	713,750

CASH EQUIVALENT (1.9%)
15,766,404	JP Morgan Cash Trade Execution	15,766,404

	Total Cash Equivalent
	(Cost $15,766,404)	15,766,404

INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (12.2%)
$18,000,000	Barclays Capital Repurchase Agreement, 2.70%, 07/01/08 (Purchased on 06/30/08, proceeds at maturity $18,001,350, collateralized by various corporate bonds, fair value $18,900,000)	18,000,000
932,460	JP Morgan Chase Asset Backed Securities Trust ABS, 2.53%, 07/25/08(c)	932,460
6,000,000	Citigroup Funding Inc. MTN, 2.16%, 06/01/09(c)	6,000,000
10,000,000	Citigroup Global Markets, Inc. Repurchase Agreement, 2.60%, 07/01/08 (Purchased on 06/30/08, proceeds at maturity $10,000,722, collateralized by various corporate bonds, fair value $10,500,000)	10,000,000
3,500,000	Citigroup Global Markets, Inc., 2.80%, 07/07/08(c)	3,500,000
$25,000,000	Credit Suisse (USA) LLC Repurchase Agreement, 2.75%, 07/01/08 (Purchased on 06/30/08, proceeds at maturity $25,001,910, collateralized by various corporate bonds, fair value $26,228,924)	25,000,000
17,187,200	Deutshe Bank Securities Inc. Repurchase Agreement, 2.50%, 07/01/08 (Purchased on 06/30/08, proceeds at maturity $17,188,394, collateralized by various corporate bonds, fair value $17,530,946)	17,187,200
2,335,346	GSAA Home Equity Trust ABS, 2.57%, 07/30/08(c)	2,335,346
6,000,000	Goldman Sachs Group, Inc. MTN, 2.63%, 02/13/09(c)	6,000,000
491,189	Long Beach Mortgage Loan Trust ABS, 2.52%, 09/19/08(c)	491,189
7,000,000	Monumental Global Funding II MTN, 2.66%, 05/26/10(c)	7,000,000
3,000,000	Santander U.S. Debt SA MTN, 2.73%, 11/20/09(c)	3,000,000
2,500,000	Wachovia Bank N.A. Bank Note, 2.64%, 08/10/09(c)	2,500,000

	Total Investments Held As Collateral For Loaned Securities
	(Cost $101,946,195)	101,946,195

TOTAL INVESTMENTS — (112.2%)
(Cost $883,591,114)		$937,912,687
Liabilities in excess of other assets — (12.2)%		(101,826,334)

TOTAL NET ASSETS — 100.00%		$836,086,353

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 or otherwise restricted as to resale. These securities may be resold in transactions exempt from registration, normally for qualified buyers. The Adviser, using procedures approved by the Board of Trustees, has deemed these securities to be liquid.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2008.
(L)	A portion or all of the security is on loan.
ABS	Asset Backed Security
ADR	American Depository Receipt
GDR	Global Depository Receipt
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Liability Company

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2008

Principal Amount		Value

ASSET BACKED SECURITIES (1.4%)
$575,000	Lehman XS Trust 2005-1 3A3A, 5.11%, 07/25/35	$362,844
565,000	Lehman XS Trust 2005-6 3A3A, 5.76%, 11/25/35	387,471
2,420,000	Lehman XS Trust 2006-5 2A4A, 5.89%, 04/25/36	1,890,893
4,860,000	Master Asset Backed Securities 2005-AB1, 5.23%, 11/25/35	4,413,055

	Total Asset Backed Securities
	(Cost $8,396,782)	7,054,263

CORPORATE BONDS (24.4%)
1,650,000	Abbott Laboratories, 5.88%, 05/15/16	1,700,277
3,600,000	American International Group, Inc., 4.70%, 10/01/10	3,534,714
2,150,000	American Water Capital Corp., 6.09%, 10/15/17	2,065,873
3,700,000	Amgen, Inc., 5.85%, 06/01/17	3,650,616
3,100,000	Arcelormittal Sa Luxembourg, 5.38%, 06/01/13(b)	3,055,766
2,500,000	AstraZeneca Plc, 5.40%, 09/15/12(L)	2,559,022
3,600,000	AT&T Wireless Services, Inc., 8.13%, 05/01/12	3,946,327
2,800,000	Bank of America Commercial Mortgage, 5.30%, 03/15/17(L)	2,574,617
2,800,000	BRE Properties, Inc., 5.50%, 03/15/17	2,471,143
3,800,000	Burlington Northern Santa Fe Corp., 6.75%, 07/15/11	3,987,880
2,800,000	Carolina Power & Light Co., 6.50%, 07/15/12	2,940,076
850,000	Citigroup, Inc., 5.50%, 08/27/12(L)	838,962
2,285,000	Citigroup, Inc., 6.13%, 11/21/17	2,196,758
850,000	Comcast Cable Communications, Inc., 6.75%, 01/30/11(L)	881,098
2,500,000	Covidien Ltd., 5.45%, 10/15/12(L)	2,536,823
1,150,000	Credit Suisse, 6.00%, 02/15/18	1,109,342
1,125,000	Eaton Vance Corp., 6.50%, 10/02/17	1,136,873
2,775,000	ERP Operating LP, 5.75%, 06/15/17	2,565,773
1,000,000	Federated Retail Holdings, Inc., 5.90%, 12/01/16	870,072
1,743,258	FedEx Corp., 6.72%, 07/15/23	1,804,621
3,700,000	Fifth Third Bancorp, 6.25%, 05/01/13(L)	3,390,077
1,950,000	Firstar Bank, 7.13%, 12/01/09	2,023,899
4,100,000	General Electric Capital Corp., 6.13%, 02/22/11(L)	4,286,370
3,350,000	General Mills, Inc., 6.00%, 02/15/12	3,447,488
875,000	GlaxoSmithKline Plc, 4.85%, 05/15/13	874,758
3,100,000	Goldman Sachs Group, Inc., 5.30%, 02/14/12	3,122,593
3,000,000	Goldman Sachs Group, Inc., 5.95%, 01/18/18	2,885,013
2,500,000	Home Depot, Inc., 5.40%, 03/01/16	2,299,138
1,500,000	HSBC Finance Corp., 4.13%, 11/16/09	1,490,550
750,000	HSBC Finance Corp., 6.75%, 05/15/11	779,927
3,300,000	International Lease Finance Corp., 6.38%, 03/25/13	3,015,111
1,750,000	Kinder Morgan Energy Partners LP, 7.40%, 03/15/31	1,803,487
1,000,000	Kraft Foods, Inc., 6.13%, 08/23/18	970,219
3,550,000	Lehman Brothers Holdings, Inc., 5.63%, 01/24/13	3,363,394
2,100,000	May Department Stores Co., 7.45%, 09/15/11	2,096,655
1,600,000	Merrill Lynch & Co., 4.13%, 09/10/09(L)	1,581,341
3,450,000	Merrill Lynch & Co., 6.50%, 08/15/12	3,379,596
3,250,000	MetLife, Inc., 5.00%, 06/15/15	3,162,016
3,400,000	Morgan Stanley, 5.63%, 01/09/12	3,405,205
2,900,000	Morgan Stanley, 5.95%, 12/28/17	2,637,248
1,250,000	National City Corp., 4.50%, 03/15/10	1,152,427
2,375,000	National City Corp., 6.88%, 05/15/19	1,754,141
$600,000	Nationwide Financial Services, Inc., 5.90%, 07/01/12	596,946
725,000	PNC Funding Corp., 5.50%, 09/28/12	715,863
2,785,000	PNC Funding Corp., 6.13%, 02/15/09	2,811,084
2,100,000	Prudential Financial, Inc, 6.10%, 06/15/17	2,095,206
2,500,000	Rio Tinto Ltd, 5.875%, 07/15/13	2,516,570
2,000,000	SunTrust Banks, Inc., 4.25%, 10/15/09	1,979,128
600,000	SunTrust Banks, Inc., 5.25%, 11/05/12	587,204
1,732,000	Verizon Communications, Inc., 5.88%, 01/17/12	1,757,521
3,250,000	Washington Mutual, Inc., 4.20%, 01/15/10	2,828,495
3,175,000	Time Warner, Inc., 6.88%, 05/01/12	3,250,892
2,725,000	Vodafone Group PLC, 5.63%, 02/27/17	2,629,355
200,000	WellPoint, Inc., 5.88%, 06/15/17	193,647

	Total Corporate Bonds (Cost $126,412,984)	121,309,197

MORTGAGE BACKED SECURITIES (41.2%)
3,490,000	American Home Mortgage Investment Trust 2005-2 5A4C, 5.41%, 09/25/35	2,925,751
2,363,232	American Home Mortgage Investment Trust 2006-21A1, 5.48%, 09/25/46	1,755,645
176,431	American Home Mortgage Investment Trust 2007-1 A1, 5.22%, 02/25/47	126,837
4,310,000	Banc of America Commercial Mortgage 2004-3 A5, 5.320%, 06/10/39	4,320,510
3,825,000	Banc of America Commercial Mortgage 2004-4 A6, 4.88%, 07/10/42	3,654,551
3,230,000	Banc of America Commercial Mortgage 2005-6 AM, 5.18%, 09/10/47	3,050,620
5,235,000	Banc of America Commercial Mortgage 2006-4, 0.06%, 08/10/16	4,857,865
891,551	Banc of America Commercial Mortgage 2006-F, 5.18%, 07/20/36	858,371
4,215,000	Banc of America Commercial Mortgage 2006-3, 5.81%, 07/10/44	3,986,077
700,000	Banc of America Commercial Mortgage 2007-1, 5.45%, 01/15/49	652,946
921,126	Citigroup Mortgage Loan Trust Inc. 2005-7, 5.18%, 11/25/35	882,564
2,075,000	Citigroup Commercial Mortgage Trust 2007-C6 C, 5.70%, 12/10/49	1,494,531
1,531,000	Citigroup Commercial Mortgage Trust 2008-C7, 6.10%, 12/10/49	1,250,932
100,252	Commercial Mortgage Pass-Through Certificate 2004-LB2A A1, 2.96%, 03/10/39	99,964
2,415,000	Commercial Mortgage Pass-Through Certificate 2007-C9, 5.82%, 12/10/49	2,316,479
4,361,018	Countrywide Alternative Loan Trust 2005-50CB 1A1, 5.50%, 11/25/35	3,652,074
1,745,836	Countrywide Alternative Loan Trust 2007-24 A11, 7.00%, 10/25/37	1,273,584
2,829,586	Countrywide Alternative Loan Trust 2007-26R A1, 7.00%, 01/25/37	2,554,267
4,970,209	Countrywide Alternative Loan Trust 2007-OA2 1A1, 5.36%, 03/25/47	3,602,407
1,070,806	Countrywide Home Loans 2005-HYB6 4A1B, 5.37%, 10/20/35	1,026,404
3,750,341	Countrywide Home Loans 2007-HY5 1A1, 5.95%, 09/25/37	3,540,721
374,381	Credit Suisse First Boston Mortgage Securities Corp. 2003-C3, 2.85%, 05/15/38	373,773
1,365,000	Credit Suisse First Boston Mortgage Securities Corp. 2003-C3 A5, 3.94%, 05/15/38	1,266,492
1,540,000	Credit Suisse First Boston Mortgage Securities Corp. 2005-C1 A4, 5.01%, 02/15/38	1,473,828
1,825,000	Credit Suisse First Boston Mortgage Securities Corp. 2007-4R 1A1, 5.70%, 10/26/36	1,509,640

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2008

Principal Amount		Value

MORTGAGE BACKED SECURITIES (cont.)
$1,205,000	Credit Suisse Mortgage Capital Certificate 2006-C1 AM, 5.55%, 02/15/39	$1,120,474
6,060,000	Credit Suisse Mortgage Capital Certificate 2006-C4 A3, 5.47%, 09/15/39	5,771,894
720,000	Credit Suisse Mortgage Capital Certificate 2007-3 1A3A, 5.75%, 04/25/37	530,840
4,585,000	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust 005-3 5A5, 5.25%, 06/25/35	4,322,349
1,207,768	First Horizon Mortgage Trust, 2007-AR2 5.89%, 07/25/37	1,106,641
1,370,000	General Electric Capital Commercial Mortgage Corp., 4.60%, 11/10/38	1,316,090
1,230,000	GMAC Commercial Mortgage Securities 2004-C2 A4, 5.30%, 08/10/38	1,202,501
3,220,000	Goldman Sachs Mortgage Securities Corp. 2007-GG10 A2, 5.78%, 08/10/45(L)	3,181,994
1,235,000	Goldman Sachs Mortgage Securities Corp. 2007-GG10 A4, 5.99%, 08/10/45	1,183,495
1,402,749	GSAA Home Equity Trust 2007-5, 2.49%, 05/25/37	1,194,316
1,449,738	GSAA Home Equity Trust 2007-10 A1A, 6.00%, 11/25/37	1,292,441
870,529	GSAA Home Equity Trust 2007-10 A1A, 6.50%, 11/25/37	810,095
3,790,289	HSI Home Loan Obligation 2007-AR2 2A1, 6.00%, 09/25/37	3,138,114
3,865,107	Indymac Index Mortgage Loan Trust 2006AR11 3A1, 5.83%, 06/25/36	2,991,697
3,169,253	JP Morgan Chase Adjustable Rate Mortgage Trust 2007-5, 5.80%, 08/25/47	2,906,056
1,155,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 A4, 4.40%, 01/12/39	1,079,231
5,445,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB9 A4, 5.39%, 06/12/41	5,387,007
293,460	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-PNC1 A1, 2.80%, 06/12/41	292,165
1,200,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP7 A4, 6.07%, 04/15/45	1,181,019
2,125,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP8 B, 5.52%, 05/15/45	1,612,386
4,270,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP9 A4, 5.34%, 05/15/47	4,013,759
1,305,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-CIBC18 A4, 5.44%, 06/12/47	1,216,405
1,565,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LDP11 A4, 6.01%, 06/15/49	1,500,229
1,470,000	JP Morgan Chase Commercial Mortgage Securities 2007-PWR18, 6.21%, 06/11/50	1,210,630
2,680,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-CIBC20, 5.79%, 02/12/51	2,548,284
3,880,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LDP12, 5.83%, 02/15/51	3,834,992
4,165,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4, 5.88%, 02/15/51	3,985,473
4,364,000	LB-UBS Commercial Mortgage Trust 2004-C7 A6, 4.79%, 10/15/29	4,141,655
3,770,000	LB-UBS Commercial Mortgage Trust 2006-C6 AM, 0.05%, 09/15/36	3,424,327
2,551,536	Master Adjustable Rate Mortgage 2006-OA2 4A1B, 5.72%, 12/25/46	1,892,219
1,460,369	Master Reperforming Loan Trust 2006-2 1a1 5.90%, 05/25/36	1,464,897
$565,000	Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 A3, 5.17%, 12/12/49	526,840
1,675,000	Morgan Stanley Capital I, 2004-IQ7 5.41%, 06/15/38	1,650,535
5,945,000	Morgan Stanley Capital I, 2007-IQ15 A-4 5.88%, 06/11/49	5,733,087
3,050,000	Morgan Stanley Mortgage Loan Trust 2006-7 5A2, 5.96%, 06/25/36	2,338,255
560,000	Nomura Asset Acceptance Corp. 2006-AF2 1A4, 6.41%, 05/25/36	370,078
2,105,891	PHH Alternative Mortgage Trust 2007-1 21A, 6.00%, 02/25/37	1,812,131
227,253	Residential Accredit Loans, Inc. 2007-QS9 A33, 6.50%, 07/25/37	195,552
2,875,966	Residential Accredit Loans, Inc. 2007-QS10 A1, 6.50%, 09/25/37	2,445,950
830,873	Residential Funding Mortgage Securities I 2006-SA2 2A1 5.85%, 08/25/36	786,591
3,399,870	Structured Adjustable Rate Mortgage Loan 2007-3 3A1, 5.72%, 04/25/37	3,042,487
2,621,024	TBW Mortgage Backed Pass-Through Certificate 2006-2 7A1, 7.00%, 07/25/36	1,833,774
3,839,840	Wachovia Mortgage Loan Trust LLC 2006-A 3A1, 5.24%, 05/20/36	3,678,743
4,995,000	Wachovia Bank Commercial Mortgage Trust 2004-C11, 5.22%, 01/15/41	4,886,700
4,885,000	Wachovia Bank Commercial Mortgage Trust 2004-C12 A4, 5.41%, 07/15/41	4,794,258
1,125,000	Washington Mutual Mortgage Pass-Through Certificates 2003-AR11 3.99%, 10/25/33	1,121,605
4,289,193	Washington Mutual Mortgage Pass-Through Certificates 2005-AR3 4.64%, 03/25/35	4,169,859
4,130,000	Washington Mutual Mortgage Pass-Through Certificates 2005-AR5, 4.68%, 05/25/35	3,939,393
3,614,754	Washington Mutual Mortgage Pass-Through Certificates 2006-AR12 5.75%, 10/25/36	3,353,985
936,106	Washington Mutual Mortgage Pass-Through Certificates 2006-AR2 5.27%, 04/25/46	702,079
1,186,854	Washington Mutual Mortgage Pass-Through Certificates 2006-AR3, 5.30%, 05/25/46	893,582
469,514	Washington Mutual Mortgage Pass-Through Certificates 2006-AR8 5.18%, 10/25/46	353,544
427,078	Washington Mutual Mortgage Pass-Through Certificates 2006-AR9 5.17%, 11/25/46	320,137
5,148,827	Washington Mutual Mortgage Pass-Through Certificates 2007-HY3 5.35%, 08/25/36	4,807,510
3,083,886	Washington Mutual Mortgage Pass-Through Certificates 2007-HY5 5.34%, 05/25/37	2,854,356
9,352,830	Washington Mutual Mortgage Pass-Through Certificates 2007-HY6 5.70%, 06/25/37	8,682,931
3,320,677	Washington Mutual Mortgage Pass-Through Certificates 2007-HY6 5.71%, 06/25/37	2,992,359
1,099,971	Washington Mutual Mortgage Pass-Through Certificates 2007-HY7 5.91%, 07/25/37	1,037,978
879,218	Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 5.10%, 04/25/47	567,975

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT INCOME FUND
SCHEDULE OF INVESTMENTS at June 30, 2008

Principal Amount		Value

MORTGAGE BACKED SECURITIES (cont.)
$1,133,700	Washington Mutual Mortgage Pass-Through Certificates 2007-OA4 5.09%, 04/25/47	$623,535
917,176	Washington Mutual Mortgage Pass-Through Certificates 2007-OA5 5.78%, 06/25/47	612,949
1,214,654	Washington Mutual Mortgage Pass-Through Certificates 2007-OA6 5.14%, 07/25/47	922,286
4,287,148	Wells Fargo Mortgage Backed Securities Trust 2006-AR10 5A1, 5.60%, 07/25/36	4,141,028
5,320,000	Wells Fargo Mortgage Backed Securities Trust 2006-AR7 2A5, 5.61%, 05/25/36	5,004,382

	Total Mortgage Backed Securities (Cost $218,485,882)	204,556,962

U.S. GOVERNMENT AGENCIES (27.6%)
	Fannie Mae
870,720	6.13%, 10/01/08	868,959
1,918,870	4.96%, 11/01/08	1,915,044
1,365,752	6.12%, 04/01/09	1,375,907
3,662,739	7.16%, 04/01/10	3,814,672
2,060,059	7.56%, 12/01/10	2,146,913
7,628,599	6.41%, 01/01/11	7,873,876
1,892,128	6.70%, 01/01/11	1,961,072
4,545,886	5.90%, 04/01/11	4,690,853
907,380	6.09%, 05/01/11	936,686
1,272,793	6.52%, 05/01/11	1,318,857
2,745,000	6.28%, 08/01/11	2,850,867
2,659,241	6.13%, 10/01/11	2,754,849
1,622,800	6.01%, 11/01/11	1,674,019
5,527,503	5.71%, 02/01/12	5,742,129
1,528,604	5.78%, 07/01/12	1,571,990
892,292	4.88%, 01/01/13	889,509
1,197,414	5.77%, 06/01/13	1,231,241
2,000,000	5.52%, 05/01/17	2,016,800
844,015	6.50%, 08/01/17	880,616
2,843,961	5.00%, 01/01/21	2,840,821
15,170,000	4.50%, 08/01/23(a)	14,634,317
12,260,000	5.00%, 08/01/23(a)	12,097,175
855,000	5.00%, 03/25/32	840,769
960,000	4.50%, 07/25/33	961,725
4,935,000	5.00%, 04/25/34	4,824,200
3,799,385	5.50%, 12/25/34	3,866,866
1,050,674	5.44%, 01/01/36	1,064,423
806,064	5.48%, 03/01/36	816,450
3,011,618	5.90%, 07/25/42	3,041,053

		91,502,658

	Freddie Mac
5,402,782	6.98%, 10/01/10	5,672,921
1,285,000	6.90%, 12/01/10	1,347,965
2,292,915	4.50%, 07/15/16	2,303,059
3,283,874	5.00%, 12/01/20	3,260,305
4,150,000	5.00%, 02/15/20	4,222,154
5,270,000	5.00%, 08/15/31	5,223,115
1,230,000	5.00%, 03/15/32	1,213,130
4,150,000	5.00%, 06/15/33	4,026,922
3,395,000	5.00%, 03/15/34	3,283,133
13,595,000	5.00%, 07/01/38(a)	13,027,830

		43,580,534

	Ginnie Mae
2,045,000	5.50%, 07/01/38(a)	2,035,094

	Total U.S. Government Agencies (Cost $136,933,068)	137,118,286

U.S. TREASURY OBLIGATIONS (0.5%)
1,155,000	U.S. Treasury Note, 4.63%, 11/15/2009	1,190,734
1,190,000	U.S. Treasury Note, 3.88%, 05/15/2018(L)	1,180,425

	Total U.S. Treasury Obligations (Cost $2,364,589)	2,371,159

Principal Amount
or Shares

CLOSED-END INVESTMENT COMPANIES (1.5%)
156,000	BlackRock Income Trust(L)	921,960
25,300	First Trust/FIDAC Mortgage Income Fund	432,630
49,589	MFS Government Markets Income Trust	345,635
297,100	MFS Intermediate Income Trust(L)	1,853,904
76,216	Putnam Master Intermediate Income Trust	460,345
221,136	Putnam Premier Income Trust(L)	1,331,239
73,600	Western Asset/Claymore US Treasury(L)	903,072
72,500	Western Asset/Claymore US Treasury Inflation Protected Securities Fund 2	898,275

	Total Closed-end Investment Companies (Cost $6,897,603)	7,147,060

CASH EQUIVALENT (11.2%)
55,721,945	JP Morgan Cash Trade Execution(d)	55,721,945

	Total Cash Equivalent (Cost $55,721,945)	55,721,945

INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (2.2%)
$7,000,000	Barclays Capital Repurchase Agreement ABS, 2.70%, 07/01/08 (Purchased on 06/30/08, proceeds at maturity $7,000,525, collateralized by various corporate bonds, fair value $7,350,000)	7,000,000
366,478	CWL 2006-14 2A1ABS, 2.53%, 09/05/08(c)	366,478
1,412,505	Deutsche Bank Securities Inc. Repurchase Agreement, 2.50%, 07/01/08 (Purchased on 06/30/08, proceeds at maturity $1,412,603, collateralized by various corporate bonds, fair value $1,440,756)	1,412,505
2,000,000	Santander U.S. Debt SA MTN, 2.73%, 11/20/09(c)	2,000,000

	Total Investments Held As Collateral For Loaned Securities (Cost $10,778,983)	10,778,983

Total Investments — (110.0%)
(Cost $565,991,836)		$546,057,855
Liabilities in excess of other assets — (10.0)%		(49,732,521)

TOTAL NET ASSETS — 100.0%		$496,325,334

(a)	Security purchased on a when-issued or delayed delivery basis.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 or otherwise restricted as to resale. These securities may be resold in transactions exempt from registration, normally for qualified buyers. The Adviser, using procedures approved by the Board of Trustees, has deemed these securities to be liquid.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2008.
(d)	All or a portion of this security has been segregated as collateral for securities purchased on a when-issued or delayed delivery basis.
(L)	A portion or all of the security is on loan.
ABS	Asset Backed Security.
LP	Limited Partnership.
MTN	Medium Term Note.
PLC	Public Liability Company

The accompanying notes are an integral part of these financial statements.

portfolio of investments (continued)

NEW COVENANT BALANCED GROWTH FUND
June 30, 2008

Shares		Value

INVESTMENT COMPANIES (98.3%):
5,798,140	New Covenant Growth Fund(a)	$185,250,587
4,844,231	New Covenant Income Fund(a)	114,953,608

	Total Investment Companies (Cost $278,028,078)	300,204,195

CASH EQUIVALENTS (1.1%):
3,353,857	JP Morgan Cash Trade Execution	3,353,857

	Total Cash Equivalents (Cost $3,353,857)	3,353,857

TOTAL INVESTMENTS — (99.4%)
(Cost $281,381,935)		$303,558,052
Other Assets in Excess of Liabilities — (0.6)%		1,736,194

NET ASSETS — 100.00%		$305,294,246

(a)	Investment in affiliate.

NEW COVENANT BALANCED INCOME FUND
June 30, 2008

Shares		Value

INVESTMENT COMPANIES (96.9%):
1,153,258	New Covenant Growth Fund(a)	$36,846,584
2,637,195	New Covenant Income Fund(a)	62,580,635

	Total Investment Companies
	(Cost $93,659,259)	99,427,219

CASH EQUIVALENTS (2.5%):
2,580,038	JP Morgan Cash Trade Execution	2,580,038

	Total Cash Equivalents
	(Cost $2,580,038)	2,580,038

TOTAL INVESTMENTS — (99.4%)
(Cost $96,239,297)		$102,007,257
Other Assets in Excess of Liabilities — (0.6)%		649,675

TOTAL NET ASSETS — 100.00%		$102,656,932

(a)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

statements of assets and liabilities

NEW COVENANT FUNDS
June 30, 2008

			Balanced	Balanced
	Growth Fund	Income Fund	Growth Fund	Income Fund

ASSETS:
Investments, at value (Cost $883,591,114, $565,991,836, $3,353,857 and $2,580,038, respectively)(a)	$937,912,687	$546,057,855	$3,353,857	$2,580,038
Investments in affiliates, at value (Cost $0, $0, $278,028,078 and $93,659,259, respectively)	—	—	300,204,195	99,427,219
Foreign currency, at value (cost $255,992, $0, $0, $0, respectively)	255,361	—	—	—
Interest and dividends receivable	1,017,616	3,772,212	1,971,622	853,671
Receivable for capital shares issued	200	100	1,093	327
Receivable for investments sold	3,614,872	28,883,531	—	—
Receivable from Adviser	—	—	61,414	20,873
Reclaims receivable	17,019	12,939	—	—
Prepaid expenses	7,366	4,339	5,090	1,696

Total Assets	942,825,121	578,730,976	305,597,271	102,883,824

LIABILITIES:
Payable for investments purchased	3,356,069	71,128,171	—	—
Payable for capital shares redeemed	156,465	101,419	155,300	169,674
Payable for return of collateral received on securities loaned	101,946,195	10,778,983	—	—
Cash overdraft	326,390	57,583	—	—
Accrued expenses and other payables:
Investment advisory	477,348	97,653	—	—
Administration	21,764	12,868	8,002	2,666
Shareholder service	263,125	128,121	64,643	20,083
Transfer agent	8,076	9,479	25,628	12,092
Accounting	23,111	12,544	9,026	5,002
Chief Compliance Officer	12,604	7,491	4,631	1,608
Other	147,621	71,330	35,795	15,767

Total Liabilities	106,738,768	82,405,642	303,025	226,892

NET ASSETS	$836,086,353	$496,325,334	$305,294,246	$102,656,932

NET ASSETS consist of:
Capital	800,243,951	525,535,696	294,940,649	99,108,089
Undistributed (distributions in excess of) net investment income	(502,255)	452,350	—	—
Accumulated net realized losses from investment and foreign currency transactions	(17,983,772)	(9,728,731)	(11,822,520)	(2,219,117)
Net unrealized appreciation (depreciation) on investment transactions and translation of assets and liabilities denominated in foreign currency	54,328,429	(19,933,981)	22,176,117	5,767,960

Net Assets	$836,086,353	$496,325,334	$305,294,246	$102,656,932

Shares Outstanding	26,170,685	20,912,289	3,701,081	5,399,925
Net asset value, offering price and redemption price per share	$31.95	$23.73	$82.49	$19.01

(a)	Includes value of securities on loan of $96,849,624, $10,461,791, $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

statements of operations

NEW COVENANT FUNDS
For the year ended June 30, 2008

			Balanced	Balanced
	Growth Fund	Income Fund	Growth Fund	Income Fund

INVESTMENT INCOME:
Interest	$725,689	$28,831,407	$178,414	$66,235
Dividend	16,435,226	523,613	—	—
Dividend income from affiliates	—	—	7,211,132	3,482,728
Foreign tax withholding	(340,775)	—	—	—
Income from securities lending	168,215	12,293	—	—

Total Investment Income	16,988,355	29,367,313	7,389,546	3,548,963

EXPENSES (Note 3):
Investment advisory	9,301,746	3,995,194	—	—
Shareholder servicing	1,711,159	814,348	812,246	276,832
Other	333,436	210,582	145,377	69,564
Accounting	270,226	159,976	84,936	31,947
Custodian	165,974	16,592	8,906	1,283
Administration	104,757	59,360	37,352	12,575
Transfer agent	87,591	76,277	211,114	103,608
Chief Compliance Officer	29,159	17,711	10,562	2,973

Total expenses before contractual fee reductions	12,004,048	5,350,040	1,310,493	498,782
Expenses contractually reduced by Adviser	(1,697,708)	(857,855)	(810,665)	(277,105)

Total expenses	10,306,340	4,492,185	499,828	221,677

NET INVESTMENT INCOME	6,682,015	24,875,128	6,889,718	3,327,286

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gains (losses) on investment transactions	13,512,707	(1,484,526)	1,460,253	804,143
Net realized losses on foreign currency transactions	(111,720)	—	—	—
Capital gain distributions from regulated investment companies	—	—	11,104,348 †	2,255,957 †
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(143,982,348)	(14,848,719)	(43,833,206)	(10,660,838)

Net realized/unrealized losses from investments and foreign currency transactions	(130,581,361)	(16,333,245)	(31,268,605)	(7,600,738)

Change in net assets resulting from operations	$(123,899,346)	$8,541,883	$(24,378,887)	$(4,273,452)

†	Represents realized gains (losses) from investment transactions with affiliates.

The accompanying notes are an integral part of these financial statements.

statements of changes in net assets

NEW COVENANT FUNDS

	Growth Fund		Income Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007

OPERATIONS:
Net investment income	$6,682,015	$7,031,244	$24,875,128	$24,148,842
Net realized gains (losses) from investment and foreign currency transactions	13,400,987	76,717,411	(1,484,526)	(1,186,020)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency	(143,982,348)	89,808,372	(14,848,719)	6,308,382

Change in net assets resulting from operations	(123,899,346)	173,557,027	8,541,883	29,271,204

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,213,533)	(7,673,788)	(24,383,715)	(24,215,086)
From net realized gains on investments	(50,587,280)	—	—	—
Tax return of capital	(583,333)	—	—	(94,148)

Change in net assets from distributions to shareholders	(57,384,146)	(7,673,788)	(24,383,715)	(24,309,234)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	79,145,233	54,842,359	57,836,439	59,306,070
Dividends reinvested	37,621,232	388,217	4,783,382	1,720,299
Cost of shares redeemed	(132,932,426)	(93,587,641)	(87,797,578)	(55,001,994)

Change in net assets from capital transactions	(16,165,961)	(38,357,065)	(25,177,757)	6,024,375

Change in net assets	(197,449,453)	127,526,174	(41,019,589)	10,986,345

NET ASSETS:
Beginning of year	1,033,535,806	906,009,632	537,344,923	526,358,578

End of year	$836,086,353	$1,033,535,806	$496,325,334	$537,344,923

SHARE TRANSACTIONS:
Issued	2,172,726	1,510,806	2,329,879	2,380,735
Reinvested	1,063,966	16,552	194,341	68,972
Redeemed	(3,635,350)	(2,617,340)	(3,528,009)	(2,209,197)

Net increase (decrease)	(398,658)	(1,089,982)	(1,003,789)	240,510

Undistributed (distributions in excess of) net investment income	$(502,255)	$(1,039,525)	$452,350	$—

The accompanying notes are an integral part of these financial statements.

statements of changes in net assets

NEW COVENANT FUNDS

	Balanced Growth Fund		Balanced Income Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007

OPERATIONS:
Net investment income	$6,889,718	$7,056,369	$3,327,286	$3,612,926
Net realized gains from investment and foreign currency transactions	12,564,601 †	743,569 †	3,060,100 †	705,478 †
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency	(43,833,206)	36,095,796	(10,660,838)	8,136,242

Change in net assets resulting from operations	(24,378,887)	43,895,734	(4,273,452)	12,454,646

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,897,814)	(7,052,751)	(3,327,286)	(3,613,264)
Tax return of capital	—	—	(4,188)	(3,119)

Change in net assets from distributions to shareholders	(6,897,814)	(7,052,751)	(3,331,474)	(3,616,383)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	28,451,471	28,542,412	5,908,103	5,503,331
Dividends reinvested	5,431,198	5,379,927	2,087,756	2,225,098
Cost of shares redeemed	(50,655,654)	(29,498,444)	(19,589,213)	(17,223,826)

Change in net assets from capital transactions	(16,772,985)	4,423,895	(11,593,354)	(9,495,397)

Change in net assets	(48,049,686)	41,266,878	(19,198,280)	(657,134)

NET ASSETS:
Beginning of year	353,343,932	312,077,054	121,855,212	122,512,346

End of year	$305,294,246	$353,343,932	$102,656,932	$121,855,212

SHARE TRANSACTIONS:
Issued	321,476	327,193	292,233	274,677
Reinvested	62,912	61,468	105,772	111,204
Redeemed	(572,086)	(338,514)	(971,203)	(865,752)

Net increase (decrease)	(187,698)	50,147	(573,198)	(479,871)

Undistributed net investment income	$—	$3,618	$—	$—

†	Represents realized gains (losses) from investment transactions with affiliates.

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Share outstanding throughout the year

	Growth Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$38.90	$32.76	$29.92	$28.07	$23.51

INVESTMENT ACTIVITIES:
Net investment income	0.26	0.26	0.18	0.21	0.07
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(4.98)	6.17	2.86	1.85	4.58

Total from Investment Activities	(4.72)	6.43	3.04	2.06	4.65

DIVIDENDS:
Net investment income	(0.24)	(0.29)	(0.20)	(0.21)	(0.09)
Net realized gains	(1.97)	—	—	—	—
Tax return of capital	(0.02)	—	—	—	—

Total Dividends	(2.23)	(0.29)	(0.20)	(0.21)	(0.09)

Change in net asset value per share	(6.95)	6.14	2.84	1.85	4.56

Net Asset Value, End of Year	$31.95	$38.90	$32.76	$29.92	$28.07

Total Return	(12.61)%	19.68%	10.17%	7.38%	19.81%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$836,086	$1,033,536	$906,010	$878,583	$834,575
Ratio of expenses to average net assets	1.10%	1.08%	1.07%	1.11%	1.13%
Ratio of net investment income to average net assets	0.73%	0.73%	0.58%	0.75%	0.32%
Ratio of expenses to average net assets(a)	1.29%	1.28%	1.28%	1.36%	1.39%
Ratio of net investment income to average net assets(a)	0.54%	0.53%	0.37%	0.50%	0.06%
Portfolio turnover rate	65%	65%	51%	76%	94%

(a)	Ratios excluding waivers.

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Share outstanding throughout the year

	Income Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$24.52	$24.28	$25.56	$25.17	$26.62

INVESTMENT ACTIVITIES:
Net investment income	1.16	1.12	1.00	0.94	0.96
Net realized and unrealized gains (losses) on investments(a)	(0.81)	0.25	(1.23)	0.55	(0.96)

Total from Investment Activities	0.35	1.37	(0.23)	1.49	—

DIVIDENDS:
Net investment income	(1.14)	(1.13)	(1.04)	(1.04)	(0.90)
Net realized gains	—	—	(0.01)	(0.06)	(0.44)
Tax return of capital	—	— *	— *	—	(0.11)

Total Dividends	(1.14)	(1.13)	(1.05)	(1.10)	(1.45)

Change in net asset value per share	(0.79)	0.24	(1.28)	0.39	(1.45)

Net Asset Value, End of Year	$23.73	$24.52	$24.28	$25.56	$25.17

Total Return	1.36%	5.65%	(0.90)%	6.02%	0.00%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$496,325	$537,345	$526,359	$527,208	$524,025
Ratio of expenses to average net assets	0.85%	0.84%	0.84%	0.86%	0.86%
Ratio of net investment income to average net assets	4.70%	4.49%	4.04%	3.68%	3.70%
Ratio of expenses to average net assets(a)	1.01%	1.01%	1.01%	1.08%	1.11%
Ratio of net investment income to average net assets(a)	4.54%	4.32%	3.87%	3.46%	3.45%
Portfolio turnover rate	170%	258%	263%	206%	242%

*	Less than $0.005.
(a)	Ratios excluding waivers.

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Share outstanding throughout the year

	Balanced Growth Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$90.86	$81.30	$78.20	$74.65	$67.88

INVESTMENT ACTIVITIES:
Net investment income(a)	1.83	1.83	1.52	1.41	1.34
Net realized and unrealized gains (losses) on investments(a)	(8.37)	9.56	3.10	3.54	6.73

Total from Investment Activities	(6.54)	11.39	4.62	4.95	8.07

DIVIDENDS:
Net investment income	(1.83)	(1.83)	(1.52)	(1.40)	(1.23)
Net realized gains	—	—	—	—	—
Tax return of capital	—	—	— *	—	(0.07)

Total Dividends	(1.83)	(1.83)	(1.52)	(1.40)	(1.30)

Change in net asset value per share	(8.37)	9.56	3.10	3.55	6.77

Net Asset Value, End of Year	$82.49	$90.86	$81.30	$78.20	$74.65

Total Return	(7.26)%	14.11%	5.93%	6.68%	11.95%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$305,294	$353,344	$312,077	$305,524	$302,446
Ratio of expenses to average net assets	0.15%	0.12%	0.12%	0.14%	0.15%
Ratio of net investment income to average net assets	2.07%	2.11%	1.85%	1.83%	1.52%
Ratio of expenses to average net assets(b)	0.39%	0.37%	0.38%	0.22%	0.15%
Ratio of net investment income to average net assets(b)	1.83%	1.86%	1.59%	1.75%	1.52%
Portfolio turnover rate	17%	7%	10%	5%	12%

*	Less than $0.005.
(a)	Includes income or gains (losses) from affiliates.
(b)	Ratios excluding waivers.

The accompanying notes are an integral part of these financial statements.

financial highlights

NEW COVENANT FUNDS

For a Share outstanding throughout the year.

	Balanced Income Fund

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$20.40	$18.99	$18.90	$18.24	$17.52

INVESTMENT ACTIVITIES:
Net investment income(a)	0.60	0.59	0.52	0.48	0.53
Net realized and unrealized gains (losses) on investments(a)	(1.39)	1.41	0.09	0.66	0.70

Total from Investment Activities	(0.79)	2.00	0.61	1.14	1.23

DIVIDENDS:
Net investment income	(0.60)	(0.59)	(0.52)	(0.48)	(0.48)
Net realized gains	—	—	—	—	—
Tax return of capital	—	— *	—	—	(0.03)

Total Dividends	(0.60)	(0.59)	(0.52)	(0.48)	(0.51)

Change in net asset value per share	(1.39)	1.41	0.09	0.66	0.72

Net Asset Value, End of Year	$19.01	$20.40	$18.99	$18.90	$18.24

Total Return	(3.95)%	10.65%	3.26%	6.32%	7.07%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of year (in 000’s)	$102,657	$121,855	$122,512	$124,809	$124,915
Ratio of expenses to average net assets	0.20%	0.15%	0.15%	0.17%	0.18%
Ratio of net investment income to average net assets	2.97%	2.95%	2.71%	2.58%	2.34%
Ratio of expenses to average net assets(b)	0.44%	0.40%	0.41%	0.25%	0.18%
Ratio of net investment income to average net assets(b)	2.73%	2.70%	2.45%	2.50%	2.34%
Portfolio turnover rate	10%	7%	13%	6%	12%

*	Less than $0.005.
(a)	Includes income or gains (losses) from affiliates.
(b)	Ratios excluding waivers.

The accompanying notes are an integral part of these financial statements.

notes to financial statements

NEW COVENANT FUNDS
June 30, 2008

1. Organization

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. The Funds’ investment adviser is the NCF Investment Department of New Covenant Trust Company, N.A., a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation (the “Adviser”).

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation. Dividend income, if any, will be incidental.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect the risk of loss to be remote.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with GAAP.

Portfolio Valuation:  Fund investments are recorded at market value. Portfolio securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price as of the close of trading. Security valuations for the Funds’ investment in investment companies are furnished by an independent pricing service that has been approved by the Funds’ Board of Trustees. Equity securities traded on NASDAQ use the official closing price. Equity securities which are traded in the over-the-counter market only, but which are not included on NASDAQ, are valued at the mean between the last preceding bid and ask prices. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service when such prices are believed to reflect fair market value. Debt securities with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value. All other assets and securities with no readily determinable market values are valued using procedures adopted by the Board of Trustees. Factors used in determining fair value include but are not limited to: type of security or asset, fundamental analytical data relating to the investment in the security, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not be reflected in the security’s market value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Board of Trustees. All securities and other assets of a Fund initially expressed in foreign currencies will be converted to U.S. dollar values at the foreign exchange rate every business day, generally at 4:00 PM ET.

Securities Transactions and Investment Income:  During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Securities sold are determined on a specific identification basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount for both financial reporting and tax purposes. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Options:  The Income Fund may purchase or write options which are traded over-the-counter to hedge fluctuation risks in the prices of certain securities. When the Fund writes a call or put option, an amount equal to the premium received is reflected as a liability. The liability is subsequently “marked-to-market” to reflect the current market value of the option written. The premium paid notes to financial statements

NEW COVENANT FUNDS
June 30, 2008

by the Fund for the purchase of a call or put option is recorded as an investment and subsequently “marked-to-market” to reflect the current market value of the option purchased. The Fund is subject to the risk of an imperfect correlation between movement in the price of the option and the price of the underlying security. Risks may also arise due to illiquid secondary markets for the options. There were no options outstanding at June 30, 2008.

Foreign Currency Translation:  The books and records of the Funds are maintained in U.S. dollars. Investment valuation and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. federal income tax purposes.

Forward Foreign Currency Contracts:  The Growth Fund may enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time foreign forward contracts are extinguished.

Loans of Portfolio Securities:  The Growth Fund and the Income Fund may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan”). Security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral valued at a minimum of 102% of the market value of the securities loaned. Cash collateral received is invested by JPMorgan pursuant to the terms of the Lending Agreement. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. To the extent a loan is secured by non-cash collateral, the borrower is required to pay a loan premium. Non-cash collateral received cannot be sold or repledged. Net income earned on the investment of cash collateral and loan premiums received on non-cash collateral are allocated between JPMorgan and the Funds in accordance with the Lending Agreement. Income allocated to the Funds is included in investment income in the respective Statements of Operations.

At June 30, 2008, the cash collateral received by the Growth Fund and the Income Fund was invested in repurchase agreements and other short-term securities. Information on the investment of cash collateral is shown in the Portfolios of Investments. The Growth Fund and the Income Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities lent while simultaneously seeking to earn income on the investment cash collateral. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

The value of the loaned securities and related collateral at June 30, 2008, was as follows:

	Value of	Value of
Fund	Securities Loaned	Cash Collateral

Growth Fund	$96,849,624	$101,946,195
Income Fund	10,461,791	10,778,983

Repurchase Agreements:  The Funds may enter into repurchase agreements which are secured by obligations of the U.S. government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.

Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions:  The Growth Fund and the Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on that basis. No income will accrue on securities purchased on a when-issued or delayed-delivery basis until the securities are delivered. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward-

notes to financial statements

NEW COVENANT FUNDS
June 30, 2008

commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the portfolio manager deems it appropriate to do so.

The Funds may dispose of or renegotiate a when-issued or forward commitment. The Funds will normally realize a capital gain or loss in connection with these transactions.

When the Funds purchase securities on a when-issued, delayed-delivery or forward-commitment basis, the Funds will maintain cash, U.S. government securities or other liquid portfolio securities having a value (determined daily) at least equal to the amount of the Funds’ purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities in a segregated account while the commitment is outstanding.

These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

As of June 30, 2008, the Fund had outstanding when-issued or delayed-delivery purchase commitments with corresponding assets segregated, as follows:

Fund	Amount

Income Fund	$41,794,416

Dividends and Distributions to Shareholders:  Dividends from net investment income of all Funds are declared and paid at least annually. For all Funds, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually. Interest and dividend payments will normally be distributed as income dividends on a quarterly basis for each of the Funds.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by a Fund, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Fund.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent that distributions exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
	Gain (Loss)	Income	Capital

Growth Fund	$(68,788)	$68,788	$—
Income Fund	39,063	(39,063)	—
Balanced Growth Fund	(4,478)	4,478	—
Balanced Income Fund	—	—	—

Federal Income Taxes:  It is each Fund’s intention to continue to qualify annually as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income tax has been made.

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years ended June 30, 2005 through 2008. The portfolios have adopted FIN 48 and as of June 30, 2008, the portfolios do not have any tax positions that did not meet the “more-likely-than-not threshold” of being sustained by the applicable tax authority.

Recently Issued Accounting Pronouncements:  In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, notes to financial statements

NEW COVENANT FUNDS
June 30, 2008

sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets.

The Funds will adopt SFAS No. 157 with financial statements issued after July 1, 2008.

In March 2008, FASB issued its Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is intended to enhance financial disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008 the Funds do not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedge items.

Allocation of Expenses:  Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or some other reasonable method.

Commission Rebates:  The Growth Fund directs certain portfolio trades to brokers who rebate a portion of their commissions in cash to the Fund. Under this arrangement, the Growth Fund had commissions rebated by $83,520, or less then 0.01%, as a percentage of the average daily net assets of the Fund on an annualized basis for the year ended June 30, 2008.

3. Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with the NCF Investment Department of New Covenant Trust Company, N.A. Under the Agreement, the Adviser is responsible for managing the Funds’ investments as well as furnishing the Funds with certain administrative services. The Growth Fund pays the Adviser a monthly fee at the annual rate of 0.99% of the Growth Fund’s average daily net assets and the Income Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the Income Fund’s average daily net assets. The Adviser does not receive advisory fees for the Balanced Growth and Balanced Income Funds (the “Balanced Funds”). The Adviser has entered into Sub-Advisory Agreements with six Sub-Advisors to assist in the selection and management of the Growth Fund’s and Income Fund’s investment securities. It is the responsibility of the Sub-Advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each Sub-Adviser a quarterly fee for their services. The Adviser pays the Sub-Adviser’s fee directly from its own advisory fees. The sub-advisory fees are based on the assets of a Fund for which the Sub-Adviser is responsible for making investment decisions.

The following are the Sub-Advisers for the Growth Fund: Capital Guardian Trust Company, Mazama Capital Management Inc., Santa Barbara Asset Management Inc. (a newly acquired firm of Madison Dearborn Partners, LLC as of November 13, 2007), Sound Shore Management Inc., and Wellington Management Company, LLP.

Tattersall Advisory Group is the Sub-Adviser for the Income Fund.

The Trust employs a Chief Compliance Officer (“CCO”) who receives a portion of his compensation from the Trust as approved by the Board of Trustees, as well as reimbursement of out-of-pocket expenses. The CCO is also an employee of the Adviser. For the year ended June 30, 2008, the Growth Fund, the Income Fund, the Balanced Growth Fund, and the Balanced Income Fund were allocated $29,159, $17,711, $10,562 and $2,973, respectively, of the CCO’s compensation.

The Trust is a party to a Shareholder Services Agreement pursuant to which each Fund is authorized to make payments to certain entities which may include investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Under the terms of the Shareholder Services Agreement, each Fund is authorized to pay monthly an Authorized Service Provider (which may include affiliates of the Funds) a shareholder services fee at the rate of 0.25% on an annual basis of the average daily net assets of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship. In connection with the Shareholder Services Agreement, the Adviser has agreed to waive the amount of the investment advisory fees payable to it by the Growth Fund, and the Income Fund to the extent of the amount paid in fees by a Fund to any affiliated Authorized Service Provider under the Shareholder Services Agreement.

notes to financial statements

NEW COVENANT FUNDS
June 30, 2008

Effective April 14, 2008, U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for each Fund. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

Minimum	$40,000 per Fund
$0 to $500 million	0.03% of average daily net assets
$500 million to $1 billion	0.02% of average daily net assets
Over $1 billion	0.01% of average daily net assets

Prior to April 14, 2008, the Trust entered into servicing agreements with Citi Fund Services Ohio, Inc. (“Citi Ohio”). Under the servicing agreements, Citi Ohio provided the transfer agency, administrative and fund accounting services to the Funds. Under the terms of the Transfer Agency Agreement, Citi Ohio was entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services. Under the Fund Accounting Agreement, Citi Ohio was entitled to a fee computed at an annual rate of 0.03% of the Trust’s average daily net assets for the first $500,000,000, 0.0225% for $500,000,001 to $5,000,000,000, and 0.01% over $5,000,000,000. Under the Administration Agreement, Citi Ohio was entitled to a fee computed at an annual rate of 0.01% of the Trust’s average daily net assets.

The Trust issues shares of the Funds pursuant to a Distribution Agreement with New Covenant Funds Distributor, Inc. (the “Distributor”), a wholly-owned subsidiary of New Covenant Trust Company, N.A., a subsidiary of the Adviser, under which the Distributor serves as the principal distributor of the Funds’ shares. The Funds do not pay the Distributor in its capacity as principal distributor.

The Trust has a Custodian Agreement with JPMorgan.

No officer, trustee or employee of the Trust, USBFS, or any affiliate thereof, except the CCO, receives any compensation from the Funds for serving as a trustee or officer of the Trust. The Funds reimburse expenses incurred by the Trustees and Officers in attending Board and Committee meetings.

A summary of each Balanced Fund’s investment in the Growth Fund and Income Fund for the year ended June 30, 2008, is as follows:

	Share Activity
	Balanced			Balanced	Realized		Value
Fund	June 30, 2007	Purchases	Sales	June 30, 2008	Gain (Loss)	Income	June 30, 2008

Balanced Growth Fund
Growth Fund	5,721,291	957,319	880,470	5,798,140	$13,344,494	$1,666,152	$185,250,587
Income Fund	5,107,767	869,851	1,133,387	4,844,231	(779,893)	5,723,394	114,953,608

Balanced Income Fund
Growth Fund	1,212,992	167,786	227,520	1,153,258	3,410,646	363,607	36,846,584
Income Fund	2,965,666	207,550	536,021	2,637,195	(350,546)	3,183,356	62,580,635

4. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2008, were as follows:

	Purchases	Sales
	(excluding U.S.	(excluding U.S.	Purchases of	Sales of
Fund	Government)	Government)	U.S. Government	U.S. Government

Growth Fund	$597,201,169	$660,702,319	$—	$—
Income Fund	750,551,965	764,730,877	110,815,628	145,213,080
Balanced Growth Fund	56,145,309	61,419,899	—	—
Balanced Income Fund	11,128,740	21,777,994	—	—

5. Risk Factors

The performance of a Fund’s investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and currency exchange rates. These risks are present because of uncertainty in future exchange rates back into U.S. dollars and possible political instability, which could affect foreign financial markets and local economies. There are also risks related to social and notes to financial statements

NEW COVENANT FUNDS
June 30, 2008

economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act of 1933, as amended, but that may be purchased by institutional buyers pursuant to Rule 144A are subject to this 15% limit (unless such securities are variable-amount master-demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists). The Funds may purchase securities which are not registered under the Securities Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as “illiquid securities”; however, any such security will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as “lower-rated securities”) or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risks. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower-rated securities are subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

The Balanced Funds invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management expenses and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. Total fees and expenses to be borne by investors in either Balanced Fund will depend on the portion of the Funds’ assets invested in the Growth Fund and in the Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed-income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

6. Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended June 30, 2008 and June 30, 2007, was as follows:

	Distributions Paid From
	Ordinary		Net Long Term		Total Taxable		Return of		Total Distributions
	Income		Capital Gains		Distributions		Capital		Paid*

	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Growth Fund	$9,729,900	$7,673,788	$47,070,913	$—	$56,800,813	$7,673,788	$583,333	$—	$57,384,146	$7,673,788

Income Fund	24,383,715	24,215,086	—	—	24,383,715	24,215,086	—	94,148	24,383,715	24,309,234

Balanced Growth Fund	6,897,814	7,052,751	—	—	6,897,814	7,052,751	—	—	6,897,814	7,052,751

Balanced Income Fund	3,327,286	3,613,264	—	—	3,327,286	3,613,264	4,188	3,119	3,331,474	3,616,383

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

notes to financial statements

NEW COVENANT FUNDS
June 30, 2008

7. Federal Income Taxes

As of June 30, 2008, the Funds had available for federal tax purposes unused capital loss carryforwards expiring as follows:

	2012	2013	2014	2015	2016	Total

Income Fund	$—	$—	$1,591,357	$5,673,243	$517,116	$7,781,716
Balanced Income Fund	1,227,811	792,155	—	—	—	2,019,966

The New Covenant Balance Income Fund and Balanced Growth Fund utilized $1,061,815 and $10,020,881, respectively, of capital loss carryforwards during the fiscal year end June 30, 2008.

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended June 30, 2008, the Funds deferred to July 1, 2009, post-October capital losses of:

Post-October Losses

Growth Fund	$11,487,881
Income Fund	1,935,521
Balanced Growth Fund	304,193
Balanced Income Fund	98,625

As of June 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

							Total
	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

Growth Fund	$—	$—	$—	$—	$(11,533,547)	$47,375,950	$35,842,403

Income Fund	452,350	—	452,350	—	(9,717,237)	(19,945,475)	(29,210,362)

Balanced Growth Fund	850,333	2,488,943	3,339,276	—	(421,753)	7,436,074	10,353,597

Balanced Income Fund	—	—	—	—	(2,118,591)	5,667,434	3,548,843

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, passive foreign investment companies (“PFICs”) and the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

At June 30, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Portfolio Name	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Growth Fund	$890,799,585	$136,605,340	$(89,229,390)	$47,375,950
Income Fund	566,003,330	2,754,325	(22,699,800)	(19,945,475)
Balanced Growth Fund	296,121,978	28,708,500	(21,272,426)	7,436,074
Balanced Income Fund	96,339,823	9,006,727	(3,339,293)	5,667,434

8. Other Federal Income Tax Information (unaudited)

For the fiscal year ended June 30, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Income Fund	44.21%
Growth Fund	46.45%
Balanced Income Fund	46.49%
Balanced Growth Fund	46.75%

notes to financial statements

NEW COVENANT FUNDS
June 30, 2008

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2008 was as follows:

Income Fund	45.24%
Growth Fund	42.93%
Balanced Income Fund	47.15%
Balanced Growth Fund	46.84%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Income Fund	0.00%
Growth Fund	0.00%
Balanced Income Fund	0.00%
Balanced Growth Fund	0.00%

9. Subsequent Events

Russell Implementation Services, Inc. (“Russell”), was approved by the Board of Trustees on May 19, 2008 to serve as a sub-adviser to the Growth Fund, replacing Mazama Capital Management, Inc. Russell began managing its allocated portion of the Growth Fund’s portfolio on or about August 1, 2008.

Effective August 8, 2008, the NCF Investment Department of New Covenant Trust Company, N.A. (the “Advisor”) has changed its name to One Compass Advisors. All references to the Advisor in this annual report now pertain to One Compass Advisors.

report of independent registered public accounting firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of the New Covenant Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the New Covenant Funds (comprised of New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund, and New Covenant Balanced Income Fund) (collectively the “Funds”), as of June 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the New Covenant Funds at June 30, 2008, the results of their operations, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
August 28, 2008

supplemental data (unaudited)

NEW COVENANT FUNDS
June 30, 2008

Proxy Voting Policy and Proxy Voting Record

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 800-858-6127 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how each Fund voted proxies related to securities held during the most recent 12 month period ended June 30 is (i) available without charge, upon request, by calling 800-858-6127; (ii) on the Funds’ website at http://www.newcovenantfunds.com and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Fund Information - Hypothetical Cost of Investing

As a shareholder of the New Covenant Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the New Covenant Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/08	6/30/08	1/1/08 - 6/30/08	1/1/08 - 6/30/08

Growth Fund	$1,000.00	$896.10	$5.19	1.10%
Income Fund	1,000.00	969.10	4.16	0.85%
Balanced Growth Fund	1,000.00	923.60	0.72	0.15%
Balanced Income Fund	1,000.00	941.50	0.97	0.20%

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each of the New Covenant Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	1/1/08	6/30/08	1/1/08 - 6/30/08	1/1/08 - 6/30/08

Growth Fund	$1,000.00	$1,019.39	$5.52	1.10%
Income Fund	1,000.00	1,020.64	4.27	0.85%
Balanced Growth Fund	1,000.00	1,024.12	0.75	0.15%
Balanced Income Fund	1,000.00	1,023.87	1.01	0.20%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

supplemental data (unaudited)

NEW COVENANT FUNDS
June 30, 2008

Approval of the Continuation of the Investment Advisory and Sub-Advisory Agreements

The current Investment Advisory Agreement and each of the Sub-Advisory Agreements (collectively, the “Agreements”) were most recently re-approved by the Board of Trustees of the New Covenant Funds (the “Trust”) on May 19, 2008, for a one-year period ending June 30, 2009. (As discussed more fully below, the Sub-Advisory Agreement of one of the Sub-Advisers, Mazama Capital Management, Inc., (“Mazama”) was only re-approved on a short-term basis through July 31, 2008, due to the fact that the Board determined at the meeting to replace Mazama with a new Sub-Adviser, Russell Implementation Services, Inc. (“Russell”), effective as of August 1, 2008). Relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is reasonably necessary to allow the Board to properly consider the continuation of the Agreements, and it is the duty of the Adviser and the Sub-Advisers to furnish the Trustees with such information as is responsive to their request. Accordingly, in determining whether to renew the Agreements, the Board of Trustees requested, and the Adviser and the Sub-Advisers provided, information and data relevant to the Board’s consideration. This included materials regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds, including other mutual funds having socially responsible investment (“SRI”) mandates. As part of their deliberations, the Trustees also considered and relied upon the information about the Funds, the Adviser and the Sub-Advisers that had been provided to them throughout the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees discussed the materials prior to the May 19, 2008 Board meeting as well as in an executive session during the meeting. During this process the Independent Trustees were counseled by their own independent legal counsel (as such term is defined in the rules under the 1940 Act).

Among the factors the Board considered was the overall performance of each Fund and each Sub-Adviser relative to the performance of similar mutual funds in each Fund’s peer group and relative to applicable benchmark indexes on a long-term basis and over shorter periods of time. The Board took note of the fact that the performance results achieved for the Funds were favorable on both a short-term and on a long-term basis and that the Adviser produced these results in a manner consistent with the stated investment objective and policies of each of the Funds. The Board considered the contribution made by each Sub-Adviser to the short-term and, as relevant, long-term performance. The Board also took note of the long-term relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since their inception.

In connection with its consideration of the continuation of the Agreement with the Adviser, the Board compared the expenses of each of the Funds to the expenses of their peers, based on data compiled by an independent source. The Board noted the range of investment advisory and administrative services provided by the Adviser to the Funds and the nature, extent and quality of these services. The Board also reviewed financial information concerning the Adviser relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to the Adviser and the financial soundness of the Adviser as demonstrated by the financial information provided. In addition, the Board discussed with the Adviser economies of scale that could be realized by the Funds and the impact of potential economies of scale on the fees assessed on the Growth and Income Funds. The members of the Board also considered the fact that the Adviser makes available the services of its subsidiary New Covenant Funds Distributor, Inc. (the “Distributor”) to serve as the distributor of the shares of each of the Funds and they noted that the Adviser bears all of the costs of the distribution services for the Funds that are provided by the Distributor. The Board also took note of the fact that the Distributor continued to undertake efforts to expand the marketing of the Funds and to provide for expanded distribution of the Funds at no direct cost to the Funds. The Trustees considered the services performed by the Trust’s Chief Compliance Officer (who is an employee of the Adviser), particularly in his oversight of the Sub-Advisers; the services provided by the Adviser in managing the Funds’ proxy voting program; and other additional services provided by the Adviser to the Funds, and concluded that the shareholders continue to benefit from these additional services under the Investment Advisory Agreement with the Adviser. The Board also discussed the function of the Adviser’s Social Witness Committee of its board to raise the visibility and importance of the social responsibility aspect of investing the Funds’ portfolios, and the Adviser’s participation on the Mission Responsibility Through Investment Committee of the Presbyterian Church (U.S.A.) Foundation.

In connection with their review of each of the Sub-Advisory Agreements, the Trustees considered, in addition to the performance information discussed above, the Sub-Advisers’ adherence to the Funds’ investment objectives and policies, the Trust’s Chief Compliance Officer’s favorable compliance report on each Sub-Adviser and the fees charged or proposed to be charged, in the case of Russell, by the Sub-Advisers to other clients as compared to the fees they receive from the Adviser. While the Board considered financial information regarding each Sub-Adviser, it did not consider information as to the profitability of each Sub-Advisory Agreement to the applicable Sub-Adviser, since the fees payable to the Sub-Advisers had been negotiated at arm’s length and were paid by the Adviser. The Board considered the soft dollar practices of certain of the Sub-Advisers to the Growth Fund and they noted that those Sub-Advisers that do engage in soft dollar transactions with respect to portfolio transactions for the Growth Fund do so in a manner that is consistent with industry practice within the mutual fund industry and also consistent with relevant regulatory guidance and that these transactions reflect a small portion of the overall portfolio trading done for the Growth Fund.

In connection with its review of the investment performance of the Sub-Advisers, the Board took into consideration the below-benchmark performance of Mazama in connection with its management of a portion of the Growth Fund’s portfolio and the Board considered the Adviser’s recommendation with respect to the proposed replacement of Mazama. At the conclusion of their supplemental data (unaudited)

NEW COVENANT FUNDS
June 30, 2008

consideration of the performance results achieved by Mazama, and in accordance with the recommendation of the Adviser, the Board determined to replace Mazama with Russell. The Board reviewed information and materials regarding Russell, its prior investment performance, its proposed portfolio management process and its proposed level of fees, and it selected Russell to manage the portion of the Growth Fund being managed by Mazama. Due to the fact that Russell would not begin managing Fund assets prior to August 1, 2008, the Board approved the continuation of the Sub-Advisory Agreement with Mazama for a one-month period in order to provide for the transition from Mazama to Russell effective as of August 1, 2008. In connection with its choice of Russell as a replacement Sub-Adviser, the Board took note of the fact that Russell may receive indirect compensation from the Growth Fund by performing portfolio brokerage transactions for the Fund for which Russell is entitled to receive brokerage commissions, and the Board concluded that because such transactions must conform with applicable regulatory requirements that provide that such commissions must be fair and reasonable, the ability to receive such additional indirect income by Russell was acceptable and not unfair to investors.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling; rather, the Trustees took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the performance of the Funds, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds as being important elements of their consideration. The Board took particular note of the performance of each Fund compared to that of similar SRI funds. The Board also took particular note of the unique duties that the Adviser undertakes in order to assure that the Funds are invested in a manner that is consistent with the social-witness principles of the Presbyterian Church (U.S.A.). The Board further considered the fact that the Adviser had undertaken during the year to waive its investment advisory fees to the extent of the amount of shareholder services fees paid by the Funds during the year in order to limit the overall operating expenses of the Funds. The Board also took into consideration the fact that the Adviser manages the Funds under a “manager of managers” arrangement pursuant to which the Adviser is responsible for the ongoing oversight of the investment program of each of the Sub-Advisers with respect to their management of the Funds and the Board determined that the Adviser has continued to successfully implement the “manager of managers” program for the Funds in a manner that has been beneficial to the Funds and their shareholders.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Advisory Agreement and the Sub-Advisory Agreements are fair and reasonable in light of the services provided and the Board therefore voted to renew the Agreements for an additional one-year period (except with respect to Mazama) and to approve the new Sub-Advisory Agreement with Russell.

trustees and officers

NEW COVENANT FUNDS
June 30, 2008

Trustees and Officers of the New Covenant Funds

				Number of
				Portfolios in	Other
	Position(s)	Length	Term of Office and	Fund Complex	Trusteeships/
	Held With	of Time	Principal Occupation(s)	Overseen by	Directorships
Name and Age	Trust	Served	During Past 5 Years	Trustee	Held by Trustee

INDEPENDENT TRUSTEES

F. Kenneth Bateman 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 68	Trustee	Since inception	Attorney, Gerber & Bateman, P.A. (1999 to present); Attorney, Potter, Mills & Bateman, P.A. (1997 to 1999); Trustee, Presbyterian Church (U.S.A.) Foundation (1995 to 2001)	4	None

Gail C. Duree 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 62	Trustee	Since inception	Independent Financial Consultant, Montview Boulevard Presbyterian Church Treasurer (1994 to present); Women’s Foundation of Colorado (1995 to present); Alpha Gamma Delta Foundation Board (2005 to present)	4	None

Donald B. Register 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 71	Trustee	Since inception	Retired; (1988 to 2005), Pastor, Sixth-Grace Presbyterian Church, Chicago, IL	4	None

Alison John 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 52	Trustee	February 2007	Pastor, First Presbyterian Church in Brookline, MA (1999-present)	4	None

William C. Lauderbach 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 65	Trustee	August 2005	Retired; (1985 to 2008), Executive Vice President and Senior Investment Officer, Chemical Bank and Trust Company, Midland, Michigan	4	None

Elinor K. Hite 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 66	Trustee	May 2008	Senior Vice President of Human Resources, YMCA of the USA, Chicago, Illinois (2005 to present); Director of Human Resources, Jenner & Block LLP (1999 to 2005)	4	None

Henry H. Gardiner 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 65	Trustee	May 2008	National Accounts Manager, SunGard iWORKS, Aurora, Colorado (2000 to present)	4	None

INTERESTED TRUSTEES

Robert E. Leech 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 63	President and Trustee	May 2005	President and Chief Executive Officer of the Presbyterian Church (U.S.A.) Foundation (2000 to present)	4	None

Samuel W. McNairy 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 66	Trustee	August 2005	Retired; From 1964 to 2001, Deloitte & Touche LLP (retired as Partner, 2001); Trustee, Presbyterian Church (U.S.A.) Foundation (January 2005 to present)	4	None

trustees and officers (continued)

NEW COVENANT FUNDS
June 30, 2008

Trustees and Officers of the New Covenant Funds (continued)

	Position(s)	Length	Term of Office and
	Held With	of Time	Principal Occupation(s)
Name and Age	Trust	Served	During Past 5 Years

EXECUTIVE OFFICERS

Anita J. Clemons 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 54	Vice President	April 2008	Vice President of Investments, Presbyterian Church (U.S.A.) Foundation and New Covenant Trust Company, N.A.(2008 to present); Vice President and Investment Officer, New Covenant Trust Company (2000-2008)

Harry Harper 200 E. Twelfth St. Jeffersonville, IN 47130 Age: 64	Chief Compliance Officer	August 2004	Chief Compliance Officer, New Covenant Trust Company (2002-present); Chief Compliance Officer, Allegheny Financial Group (2000-2002); Chief Compliance Officer, Keystone Financial (1997-2000)

Patrick J. Rudnick 315 E Michigan St., Milwaukee, WI 53202 Age: 34	Treasurer	April 2008	Vice President, U.S. Bancorp Fund Services, LLC (2006 to present); Audit Manager, PricewaterhouseCoopers, LLP (1999-2006)

James R. Matel 315 E. Michigan St., Milwaukee, WI 53202 Age: 37	Secretary	April 2008	Assistant Vice President, U.S. Bancorp Fund Services, LLC (1995 to present)

200 E. Twelfth Street
Jeffersonville, IN 47130

This report is authorized for distribution only if preceded by a current prospectus.
Shares of New Covenant Funds are distributed by New Covenant Funds Distributors, Inc.,
200 East Twelfth Street, Jeffersonville, IN 47130

NCF14-08-04

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
(1) File: A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. William Lauderbach is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2008	FYE 6/30/2007

Audit Fees	$78,000	$75,600
Audit-Related Fees	$0	$0
Tax Fees	$19,700	$18,600
All Other Fees	$0	$0
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2008	FYE 6/30/2007

Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not Applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and

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reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed here within.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) New Covenant Funds

By (Signature and Title)	/s/ Patrick J. Rudnick Patrick J. Rudnick, Treasurer

Date 9/8/08
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert E. Leech Robert E. Leech, President

Date 9/8/08

By (Signature and Title)	/s/ Patrick J. Rudnick Patrick J. Rudnick, Treasurer

Date 9/8/08

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